                                   [GRAPHIC]

               PROSPECTUS -- may 3, 1999


               class a and c

              GOVERNMENT SECURITIES FUND

              INCOME AND EQUITY FUND

              BALANCED FUND

              GROWTH FUND

              SMALL CAP FUND

                    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus or any other mutual fund prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


FUND SUMMARIES                                                            PAGE 1
PAST PERFORMANCE                                                          PAGE 8
    Risk/return bar chart                                                      8
    Best and worst quarterly returns                                           9
    Risk/return table                                                          9
UNDERSTANDING EXPENSES                                                   PAGE 10
    Fee table                                                                 10
    Fee example                                                               13
SALES CHARGES AND 12b-1 FEES                                             PAGE 14
    Two classes of shares                                                     14
    Sales charges for Class A shares                                          14
    How can you reduce sales charges?                                         15
    Rule 12b-1 fees                                                           16
UNDERSTANDING EACH FUND                                                  PAGE 17
    Government Securities Fund                                                17
    Income and Equity Fund                                                    18
    Balanced Fund                                                             20
    Growth Fund                                                               21
    Small Cap Fund                                                            22
RISK FACTORS, OTHER INVESTMENT PRACTICES, AND POLICIES OF
THE FUNDS                                                                PAGE 23
MANAGEMENT OF THE FUND                                                   PAGE 26
UNDERSTANDING EARNINGS AND TAXES                                         PAGE 29
HOW TO BUY, SELL, AND EXCHANGE SHARES                                    PAGE 30
    Buying shares                                                             30
    Selling shares                                                            31
    Exchanging shares                                                         32
    Automatic plans                                                           34
ACCOUNT POLICIES                                                         PAGE 35
PERFORMANCE QUOTATIONS                                                   PAGE 36
FINANCIAL HIGHLIGHTS                                                     PAGE 37
FOR MORE INFORMATION                                                 (BACK COVER)


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MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                    FUND SUMMARIES

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                        GOVERNMENT SECURITIES FUND



INVESTMENT
OBJECTIVE:               High current income, preservation of capital, and rising future income, consistent with prudent investment risk.

PRINCIPAL INVESTMENT
STRATEGIES INCLUDE:      - Investing primarily in U.S. government fixed income securities.

                         - Investing in zero-coupon bonds, foreign securities (primarily through American Depositary
                           Receipts ("ADRs"), and high quality money-market securities.

                         - Investing in dividend paying stocks. If we invest more than 25% of the Fund's total assets in stocks, we concentrate our stock holdings in high quality public utility stocks.

                         - Using a proprietary timing model to try to predict whether interest rates will go up or down.
                           We tend to invest a higher proportion of the Fund's assets in short-term bonds when we believe interest rates will rise, and a higher proportion in longer-term bonds when we believe interest rates will fall.

PRINCIPAL INVESTMENT
RISKS:                   - BOND PRICES ARE AFFECTED BY INTEREST RATES. Bond prices generally decline when interest rates rise and rise when interest rates fall. Longer-term debt and zero-coupon bonds are more sensitive to interest rate changes than are debt instruments with shorter maturities.

                         - FOREIGN SECURITIES, INCLUDING ADRS, CARRY DIFFERENT RISKS THAN DOMESTIC SECURITIES. Adverse
                           political, economic, social or other conditions in a foreign country may make the stocks of that country difficult or impossible to sell. Investments in foreign securities are also subject to currency fluctuations.

                         - STOCK PRICES MAY FLUCTUATE MORE THAN OTHER SECURITIES. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international developments. Because this Fund may have a significant stock component, it may be more subject to this risk than other government securities funds. We try to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

                         - PUBLIC UTILITIES STOCKS may be affected by environmental conditions, energy conservation programs, fuel shortages, and federal, state, and local legislative and regulatory actions.

                         INCOME AND EQUITY FUND

INVESTMENT
OBJECTIVE:               Current income and, secondarily, long-term capital appreciation.

PRINCIPAL INVESTMENT
STRATEGIES INCLUDE:      - Investing primarily in high quality U.S. corporate bonds and in dividend paying stocks.

                         - Investing in U.S. government securities, zero-coupon bonds, and high quality money-market securities.

                         - Investing a majority of the Fund's assets in fixed income securities while the general level of interest rates exceeds the dividend yields available on common stock. Investing a higher proportion of the Fund's assets in stocks when the economic outlook is favorable.

                         - Using fundamental analysis of each issuer's financial condition and prospects, and of economic conditions, in evaluating stocks. We focus on total return in selecting stocks.

PRINCIPAL INVESTMENT
RISKS                    - BOND PRICES ARE AFFECTED BY INTEREST RATES. Bond prices generally decline when interest rates rise and rise when interest rates fall. Longer-term debt and zero-coupon bonds are more sensitive to interest rate changes than are debt instruments with shorter maturities.

                         - STOCK PRICES MAY FLUCTUATE MORE THAN OTHER SECURITIES. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international developments. Different parts of the market can react differently to these developments. We try to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

                         BALANCED FUND

INVESTMENT
OBJECTIVE:               Long-term capital appreciation and income consistent with reduced risk.

PRINCIPAL INVESTMENT
STRATEGIES INCLUDE:      - Investing in a flexible mix of common stocks, dividend paying stocks, and high quality fixed income securities. When the economy appears to be growing and strong, we tend to invest a higher proportion of the Fund's assets in stocks; when the economy appears to be contracting or weak, we tend to invest a higher proportion in fixed income securities.

                         - Usually weighting the portfolio toward stocks. The Fund's stocks will consist primarily of companies with market capitalization over $500 million.

                         - Investing at least 25% of the Fund's assets in fixed income securities and preferred stocks.

                         - Evaluating economic and market conditions, price trends, and expected returns. We use a combination of fundamental and technical analysis in selecting which stocks to buy.

                         - Focusing on total return by seeking to sell securities at a profit, and earning dividends and interest.

PRINCIPAL INVESTMENT
RISKS:                   - STOCK PRICES MAY FLUCTUATE MORE THAN OTHER SECURITIES. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international developments. Different parts of the market can react differently to these developments. We try to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

                         - BOND PRICES ARE AFFECTED BY INTEREST RATES. Bond prices generally decline when interest rates rise and rise when interest rates fall. Longer-term debt and zero-coupon bonds are more sensitive to interest rate changes than are debt instruments with shorter maturities.

                         GROWTH FUND

INVESTMENT
OBJECTIVE:               - Long-term capital appreciation through investment in medium to large capitalization companies.

PRINCIPAL INVESTMENT
STRATEGIES INCLUDE:      - Investing in established, growing companies whose stocks are part of the S&P 500 Composite
                           Index or the NASDAQ 100 Index, with market capitalizations of $1 billion or higher.

                         - Investing in other domestic companies

                         - Using a combination of fundamental and technical analysis to evaluate each issuer's financial soundness and future growth prospects.

PRINCIPAL INVESTMENT
RISKS:                   - STOCK PRICES MAY FLUCTUATE MORE THAN OTHER SECURITIES. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international developments. Different parts of the market can react differently to these developments. We try to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

                         - GROWTH STOCKS CAN PERFORM DIFFERENTLY. Growth stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.

                         SMALL CAP FUND

INVESTMENT
OBJECTIVE:               Capital appreciation through investment in small market capitalization companies.

PRINCIPAL INVESTMENT
STRATEGIES INCLUDE:      - Investing in small, growing companies, primarily companies with market capitalizations under
                           $500 million. We generally invest a significant proportion of the Fund's assets in companies with market capitalizations under $200 million.

                         - Identifying growth companies with unique or proprietary advantages in their industries and strong earnings growth potential.

PRINCIPAL INVESTMENT
RISKS:                   - STOCK PRICES MAY FLUCTUATE MORE THAN OTHER SECURITIES. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international developments. Different parts of the market can react differently to these developments. We try to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

                         - GROWTH STOCKS CAN PERFORM DIFFERENTLY. Growth stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.

                         - SMALL CAP STOCKS MAY BE MORE VOLATILE. Investing in small capitalization companies generally involves greater risks than investing in larger companies. They may be more difficult to buy and sell, and more sensitive to market changes, than larger market capitalization securities.

                         GENERAL INVESTMENT RISKS

                         - THE VALUE OF THE FUNDS' INVESTMENTS VARY FROM DAY TO DAY. The value of the Funds' assets generally reflect market conditions, changes in interest rates, company-specific events, and other domestic and international developments.

                         - LOSS OF YOUR ENTIRE INVESTMENT. As with all mutual funds, one risk of investing in these
                           Funds is that you could lose your entire investment. When you sell your shares, they may be worth more or less than you paid for them.

                         - NO GUARANTEES. We cannot guarantee we will reach our goals.

                         - NO FDIC OR OTHER PROTECTION. Our shares are not insured by the FDIC, the Federal Reserve
                           Board, or any other government agency.

HOW WE REDUCE RISKS      In all of our Funds we may use strategies that try to reduce risks. One way is that most of the securities the Funds own are relatively liquid, which helps us protect your investment and make quick investment decisions. Another way is that sometimes we may sell some core investments and temporarily invest in high quality, money market securities which are low risk, high liquid investments. This may help protect against temporary changes in the investment markets due to economic, political or other adverse conditions. However, if a Fund makes temporary defensive investments, it may not meet its investment objective.

IMPORTANT TERMS TO
KNOW IN THIS
PROSPECTUS               "Liquidity" -- refers to the ease of selling an investment for cash. A highly liquid investment is easy to sell. An illiquid investment is difficult to sell.

                         "Market capitalization" or "capitalization" -- means the number of shares available for trading multiplied by the price per share.

                         "Quality" -- means the credit rating given to a security by a nationally recognized rating organization.

                         "Investment grade" -- means the security has been rated high quality by a nationally recognized rating organization.

PAST PERFORMANCE
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We have provided the chart and tables below to give you some indication of the risks of investing in our Funds by showing changes in the Fund's performance from year to year (the risk/return bar chart); by showing each Fund's best and worst quarterly performance since it began operations (the quarterly returns table); and by showing how the Fund's average annual returns for the periods shown compared with a broad measure of market performance (the risk return table). There is no information for the Growth Fund because it began operations on May 3, 1999.


A Fund's past performance is not necessarily indicative of how it will perform in the future.

RISK/RETURN BAR CHART (CLASS A SHARES)

                           Government Securities Fund


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994          -0.15%
1995          20.32%
1996          -3.15%
1997          11.72%
1998          17.82%


                             Income and Equity Fund


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994           0.99%
1995          11.98%
1996           1.78%
1997           9.60%
1998          12.14%


                                 Balanced Fund


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994          -2.41%
1995           8.70%
1996          15.92%
1997          15.24%
1998           7.76%


                                 Small Cap Fund

c]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1994           -3.97%
1995           17.27%
1996           43.70%
1997            6.95%
1998          -16.66%

BEST AND WORST QUARTERLY RETURNS (CLASS A SHARES)

                                     BEST QTR.            WORST QTR.
                                   DATE     CHANGE       DATE     CHANGE
Government Securities Fund      1997/4th Q    9.74%   1996/1st Q   -4.92%
Income and Equity Fund          1997/2nd Q    5.49%   1996/2nd Q   -1.73%
Balanced Fund                   1997/2nd Q   10.41%   1998/3rd Q   -7.46%
Small Cap Fund                  1995/2nd Q   24.73%   1998/3rd Q  -23.07%


The sales charge is not included in the figures shown in the bar chart. If it were included, each Fund's returns would be lower than those shown.


RISK/RETURN TABLE (CLASS A SHARES)


                                           1 YEAR    5 YEARS

Government Securities Fund                 12.25%      8.13%

Lehman Long-term T-Bond Index               8.42%      6.59%

Income and Equity Fund                      6.79%      6.27%

Lehman Long-term T-Bond Index               8.42%      6.59%

Balanced Fund                               1.53%      7.57%

S&P 500 Index                              28.58%     24.05%

Lehman Long-term T-Bond Index               8.42%      6.59%

Small Cap Fund                            -21.46%      6.37%

Russell 2000 Index                         -2.57%     11.87%


The figures above include the sales charge.

Note: Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a widely recognized unmanaged index of common stocks. Russell 2000 Index is an unmanaged index of 2,000 small company stocks. Lehman Long-term T-Bond Index is an unmanaged index of long term government bonds. Unlike the Funds' returns, the total returns of the comparative indices do not include the effect of brokerage commissions, transaction costs, or other investment costs.

UNDERSTANDING EXPENSES
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The information in this section will help you understand what expenses you will pay if you buy and hold shares of the Funds.


FEE TABLE


                                          CLASS   CLASS
GOVERNMENT SECURITIES FUND                  A       C
    Shareholder Fees (paid by you
    directly)
          Maximum Sales Charge Imposed
          on Purchases
                 (as a percentage of
                 offering price)          4.75%   0.00%
          Maximum Contingent Deferred
          Sales Charge
                 (as a percentage of
                 offering price or net
                 asset value at the time
                 of sale, whichever is
                 less)(1)                  None   1.00%
    Annual Fund Operating Expenses (paid
    from Fund assets)
          Management Fees                 0.65%   0.65%
          Distribution and/or Service
          (12b-1) Fees                    0.20%   1.00%
          Other Expenses                  3.09%   3.09%
          Total Annual Fund Operating
          Expenses                        3.94%   4.74%

INCOME AND EQUITY FUND
    Shareholder Fees (paid by you
    directly)
          Maximum Sales Charge Imposed
          on Purchases
                 (as a percentage of
                 offering price)          4.75%   0.00%
          Maximum Contingent Deferred
          Sales Charge
                 (as a percentage of
                 offering price or net
                 asset value at the time
                 of sale, whichever is
                 less)(1)                  None   1.00%
    Annual Fund Operating Expenses (paid
    from Fund assets)
          Management Fees                 0.75%   0.75%
          Distribution and/or Service
          (12b-1) Fees                    0.22%   1.00%
          Other Expenses                  3.70%   3.70%
          Total Annual Fund Operating
          Expenses                        4.67%   5.45%

                                          CLASS   CLASS
BALANCED FUND                               A       C
    Shareholder Fees (paid by you
    directly)
          Maximum Sales Charge Imposed
          on Purchases
                 (as a percentage of
                 offering price)          5.75%   0.00%
          Maximum Contingent Deferred
          Sales Charge
                 (as a percentage of
                 offering price or net
                 asset value at the time
                 of sale, whichever is
                 less)(1)                  None   1.00%
    Annual Fund Operating Expenses (paid
    from Fund assets)
          Management Fees                 0.75%   0.75%
          Distribution and/or Service
          (12b-)1 Fees                    0.19%   1.00%
          Other Expenses                  2.94%   2.94%
          Total Annual Fund Operating
          Expenses                        3.88%   4.69%

GROWTH FUND
    Shareholder Fees (paid by you
    directly)
          Maximum Sales Charge Imposed
          on Purchases
                 (as a percentage of
                 offering price)          5.75%   0.00%
          Maximum Contingent Deferred
          Sales Charge
                 (as a percentage of
                 offering price or net
                 asset value at the time
                 of sale, whichever is
                 less)(1)                  None   1.00%
    Annual Fund Operating Expenses (paid
    from Fund assets)
          Management Fees                 0.75%   0.75%
          Distribution and/or Service
          (12b-1) Fees                    0.25%   1.00%
          Other Expenses(2)               3.50%   3.50%
          Total Annual Fund Operating
          Expenses                        4.50%   5.25%

SMALL CAP FUND
    Shareholder Fees (paid directly by
    you)
          Maximum Sales Charge Imposed
          on Purchases
                 (as a percentage of
                 offering price)          5.75%   0.00%
          Maximum Contingent Deferred
          Sales Charge
                 (as a percentage of
                 offering price or net
                 asset value at the time
                 of sale, whichever is
                 less)(1)                  None   1.00%
    Annual Fund Operating Expenses (paid
    from Fund assets)
          Management Fees                 0.75%   0.75%
          Distribution and/or Service
          (12b-1) Fees                    0.25%   1.00%
          Other Expenses                  3.02%   3.02%
          Total Annual Fund Operating
          Expenses                        4.02%   4.77%



  1 We charge the deferred sales charge only if you sell your Class C Shares within one year of purchase.

  2 "Other Expenses" for the Growth Fund are based on estimated amounts for the current fiscal year.

WAIVING FEES TO KEEP COSTS DOWN

Pacific Global Investment Management Company ("PGIMC") is waiving fees and/or absorbing or reimbursing expenses in amounts necessary to keep the total Fund operating expenses of certain Funds from rising above preset percentages of average net assets, as follows:


                                          CLASS A  CLASS C
    Government Securities Fund             1.65%    2.40%
    Income and Equity Fund                 1.85%    2.60%
    Growth Fund                            2.50%    3.25%


PGIMC will reduce its management fees for the Balanced Fund by 0.40% of average daily net assets for both Class A and Class C shares. Net of this fee reduction, the Balanced Fund's total fund operating expenses are 3.48% for Class A shares and 4.29% for Class C shares. Hamilton & Bache ("H&B") is also participating in the expense limitation arrangements for the Income and Equity Fund. Pacific Global Investor Services, Inc. ("PGIS"), our transfer agent, has also agreed to waive its fees on the Class C shares of the Government Securities and the Income and Equity Funds to the extent necessary to keep the costs at or below the limits shown above. PGIMC is not waiving or reducing fees or reimbursing expenses for the Small Cap Fund. We may end or change the fee waiver or expense reimbursement arrangements on any Fund with 90 days' notice.



Except for the Growth Fund, a Fund may reimburse PGIMC and/or H&B for fees so waived and expenses so assumed, and for fees waived and expenses assumed in past years with respect to the Funds, at such time as such Fund's expenses do not exceed 2.5% of average net assets, the assets of such Fund are $20 million or greater, and the payment of such reimbursement would not cause such Fund's expenses to exceed 2.5% of average net assets. We will determine any such reimbursement payments separately for each Fund and Class of shares. If such reimbursement were paid, it would cause the relevant Fund's operating expenses and expense ratio to be higher than they would otherwise be. Transfer agency fees waived by PGIS with respect to Class C Shares and any fees waived or expenses assumed with respect to the Growth Fund will not be reimbursed.

EXAMPLE



This example is intended to help you compare the cost of investing in our Funds with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows. (These costs do not reflect the expense reimbursement and fee waiver arrangements described in the footnotes to the fee table.)


                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS

GOVERNMENT                 Class A   $ 850    $ 1,613    $ 2,392     $ 4,412
SECURITIES FUND            Class C     574      1,426      2,382       4,796

INCOME AND                 Class A   $ 920    $ 1,814    $ 2,714     $ 4,990
EQUITY FUND                Class C     645      1,628      2,701       5,341

BALANCED FUND              Class A   $ 941    $ 1,684    $ 2,445     $ 4,422
                           Class C     569      1,411      2,360       4,756

GROWTH FUND                Class A   $ 999    $ 1,854        n/a         n/a
                           Class C     625      1,571        n/a         n/a

SMALL CAP FUND             Class A   $ 954    $ 1,723    $ 2,507     $ 4,535
                           Class C     577      1,434      2,396       4,820


The Example reflects that you pay a sales charge when you buy Class A shares. You pay no sales charge when you buy Class C shares. You may, however, pay a contingent deferred sales charge ("CDSC") if you buy Class C shares and sell them within one year. The Class C shares have higher ongoing expenses than the Class A shares and may end up costing you more if you hold them for longer periods of time.



Account fees are not included in these figures. If they were included, your costs would be higher. This example is not an indication of past or future expenses or performance.

SALES CHARGES AND 12B-1 FEES



TWO CLASSES OF SHARES


We offer two types of shares in our Funds: Class A shares and Class C shares. This prospectus offers both. Consider buying:



- CLASS A SHARES if you are a longer-term investor or have smaller amounts to invest. There is a sales charge when you buy these shares, but there is no minimum investment and the ongoing fees are lower than Class C shares.



- CLASS C SHARES if you are a shorter-term investor with more money to invest. There is no sales charge when you buy these shares, but there may be a sales charge when you sell them. You must invest a minimum of $10,000 and the ongoing fees are higher than Class A shares.


SALES CHARGES FOR CLASS A SHARES
                          The offering price of Class A shares includes the
sales charge you pay when you buy shares. Current sales charges are:

                                                                          AS PERCENTAGE OF   AS PERCENTAGE OF
                                             AMOUNT OF PURCHASE            OFFERING PRICE     NET INVESTMENT

                                     Less than $ 50,000                          4.75%              4.98%
GOVERNMENT
SECURITIES                           $ 50,000 - $ 99,999                         4.50%              4.71%
FUND & INCOME                        $ 100,000 - $ 249,999                       3.50%              3.63%
AND EQUITY                           $ 250,000 - $ 499,999                       2.50%              2.56%
FUND                                 $ 500,000 - $ 999,999                       2.00%              2.04%
                                     $ 1 million and over**                      0.00%              0.00%

                                     Less than $ 25,000                          5.75%              6.10%
BALANCED FUND,
GROWTH                               $ 25,000 - $ 49,999                         5.50%              5.82%
FUND, & SMALL                        $ 50,000 - $ 99,999                         4.75%              4.99%
CAP FUND                             $ 100,000 - $ 249,999                       3.75%              3.90%
                                     $ 250,000 - $ 499,999                       2.50%              2.56%
                                     $ 500,000 - $ 999,999                       2.00%              2.04%
                                     $ 1 million and over**                      0.00%              0.00%

                                     **Even though you do not pay a commission to your broker when you buy $1 million or more of our shares, PGFD has arranged to pay brokers a fee of
                                     1% of the first $2 million, plus .50% on the next $1 million, plus .20%
                                     on the next $1 million, plus .03% on any portion over $4 million.

HOW CAN YOU REDUCE SALES CHARGES?

INCREASE THE AMOUNT YOU INVEST. As the Class A sales charge table shows, the more you invest, the lower the sales charge.

COMBINE YOUR PURCHASES. You can lower your sales charge by simultaneously investing in several accounts, or two or more Funds (excluding the money market Funds). For example, if you invest $25,000 in Class A shares of one Fund and $25,000 in Class A shares of another Fund at the same time, the sales charge will be based on a $50,000 purchase. You may also claim this discount by combining purchases in related accounts, such as an account in the name of your spouse or minor children. To get this discount, you must notify PGIS in writing at the time of purchase.

CLAIM A RIGHT OF ACCUMULATION. You may lower your sales charge by combining the amounts you invest over a specified period of time. PGIS must be notified in writing at the time each order is placed that the purchases should be combined. Remember to include your account number(s) on your request.

SIGN A LETTER OF INTENT. A letter of intent means you intend to buy a specific amount of Class A shares over a thirteen-month period. You must first complete a letter of intent and submit it to PGIS for approval. The initial purchase must be at least 5% of your intended total. Please include all account numbers and other requested information with each payment and indicate that a letter of intent is on file. The letter of intent may cover purchases made up to 90 days before PGIS receives and accepts it.

Your sales charges will be based on the intended total purchases over the thirteen-month period. Until you reach that total, however, we will take an amount of Class A shares from your account equal to the maximum possible sales charge, and hold them in escrow. If you do not reach your intended goal on schedule, we will sell the escrowed shares and use the proceeds to pay the higher sales charge.


WE MAY CHARGE A FEE FOR SELLING YOUR SHARES. We will deduct a contingent deferred sales charge ("CDSC") from your sale proceeds if you buy more than $1 million of Class A shares and sell them within 18 months, or if you buy Class C shares and sell them within one year. The fee will be 1% of the purchase or sale price, whichever is less. If you buy Class C shares, exchange them for Reserve Fund shares, and sell them within one year of purchasing the Class C shares, you will be charged the CDSC. The CSDC will be the lesser of 1% of (a) the purchase price of the Class C shares you exchanged for Reserve Fund Shares, or (b) the sale price of those Class C shares as of the date of the exchange. We reserve the right to waive the CDSC at our discretion.



WE MAY WAIVE THE SALES CHARGE. We may offer Class A shares without a sales charge, under certain circumstances, to our employees and their families or to other individuals who have business relationships with us or certain other investment professionals. We reserve the right to change this policy at any time.



RULE 12B-1 FEES.


Each Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay an asset-based fee for distribution expenses and shareholder services. The Funds pay only a service fee on Class A shares. The Funds pay both a service and distribution fee on Class C shares. The maximum 12b-1 fees are:



                                          CLASS A   CLASS C
12b-1 service fees                        0.25%     0.25%
12b-1 distribution fees                   0.00%     0.75%



Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment; and the distribution fee on Class C shares may cost you more than paying other types of sales charges.

                    UNDERSTANDING EACH FUND
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                          This section takes a closer look at our five Funds.

                        GOVERNMENT SECURITIES FUND


INVESTMENT               This Fund seeks to provide high current income,
OBJECTIVE:               preservation of capital, and rising future income,
                         consistent with prudent investment risk.

IS THIS FUND FOR         This Fund is for investors looking first, to earn
YOU?                     current income that could increase over time, and
                         second, to protect the value of the money they invest.

WHAT DO WE INVEST        We usually invest at least 65% of the Fund's assets in
IN?                      U.S. government fixed income securities. We may also
                         buy zero-coupon bonds, dividend paying stocks, ADRs,
                         and high quality money market securities. We may invest
                         up to 25% in common stocks and fixed income securities
                         of foreign issuers. Investment in common stocks of
                         foreign issuers will be made primarily through the use
                         of American Depositary Receipts ("ADRs"), although
                         direct market purchases also may be made. For temporary
                         defensive purposes, we may invest without limitation in
                         high quality money market instruments. If we make
                         defensive investments, we may not meet this Fund's
                         investment objective.

HOW DO WE MAKE           Our overall strategy is to focus on U.S. government
INVESTMENT               securities because they are low risk, of high intrinsic
DECISIONS?               value, and relatively liquid. We use a proprietary
                         timing model that tries to predict whether interest
                         rates will go up or down. The allocation of the Fund's
                         assets to long-, intermediate-, or short-term
                         maturities will depend on our adviser's evaluation of
                         market patterns and economic conditions. We tend to
                         invest in a higher proportion of short-term bonds when
                         we believe interest rates will rise, and in a higher
                         proportion of longer-term bonds when we believe
                         interest rates will fall.

                         To increase the Fund's income, we may invest in dividend paying stocks, primarily high quality public utility stocks, that seem likely to increase their dividends over time. When more than 25% of the Fund's total assets are invested in stocks, we concentrate holdings in high quality public utility stocks. In a declining interest rate environment, we purchase public utility stocks because their potential for capital appreciation complements our investments in long-term bonds.

                         The PRINCIPAL INVESTMENT RISKS of investing in this Fund, and certain other investment practices and policies of this Fund, are described in the "Fund
                         Summary" for this Fund and in "Risk Factors, Other
                         Investment Practices, and Policies of the Funds" beginning on page 23 of this prospectus.

                        INCOME AND EQUITY FUND


INVESTMENT               This Fund seeks to provide current income and,
OBJECTIVE:               secondarily, long-term capital appreciation.

IS THIS FUND FOR         This Fund is for investors looking first, to earn
YOU?                     current income that could increase over time, and
                         second, to profit over the long-term from rising
                         securities prices, while seeking to reduce the risk of
                         price fluctuations.

WHAT DO WE INVEST        We usually invest at least 65% of the Fund's assets in
IN?                      U.S. corporate fixed income securities and dividend
                         paying stocks. The Fund's fixed income investments will
                         be primarily investment grade; no more than 5% of the
                         Fund's assets may be invested in below investment grade
                         fixed income securities. Subject to that limit, if the
                         ratings for investment grade securities held by the
                         Fund fall below investment grade, the Fund will not be
                         obligated to sell such securities if, in the opinion of
                         the Fund's Manager and Co-Manager, continuing to hold
                         these securities is considered appropriate under the
                         circumstances. We may also buy U.S. government
                         securities and high quality money market securities.
                         The equity securities in which the Fund invests may be
                         listed on a national securities exchange or traded in
                         an established over the counter ("OTC") market. While
                         it is not a principal investment strategy, the Fund
                         also may invest in zero coupon bonds and foreign
                         securities (primarily through ADRs), as described in
                         the SAI. For temporary defensive purposes, the Fund may
                         invest without limitation in high quality money market
                         securities. If we make temporary defensive investments,
                         we may not meet this Fund's investment objective.

HOW DO WE MAKE           Our overall strategy is to focus on a core group of
INVESTMENT               corporate fixed income securities that we consider to
DECISIONS?               be low risk, of high intrinsic value and relatively
                         liquid. The mix of our investments will vary from time
                         to time based on our assessment of business, economic,
                         and investment conditions. However, fixed income
                         securities generally will comprise the majority of the
                         Fund's total assets, as long as the general level of
                         interest rates exceeds the dividend yields available on
                         common stock. In selecting stocks, we focus on the
                         overall return, not yield alone. When the economic
                         outlook is favorable, we tend to increase the
                         proportion of our investments in stocks. When it is
                         less favorable, we tend to decrease the proportion of
                         our investments in stocks. In evaluating stocks, we may
                         consider the following factors: above average earnings
                         growth potential; sound balance sheets and other
                         financial characteristics; quality of management; and
                         growth of dividends.

                         The PRINCIPAL INVESTMENT RISKS of investing in this Fund, and certain other investment practices and policies of this Fund, are described in the "Fund
                         Summary" for this Fund and in "Risk Factors, Other
                         Investment Practices, and Policies of the Funds"
                         (except the section headed "Foreign Securities") beginning on page 23 of this prospectus.

                        BALANCED FUND


INVESTMENT               This Fund seeks to achieve long-term capital
OBJECTIVES:              appreciation and income consistent with reduced risk.

IS THIS FUND FOR         This Fund is for investors looking to combine long-term
YOU?                     growth, current income, and liquidity, while seeking to
                         reduce the risk of price fluctuations.

WHAT DO WE INVEST        We usually invest in a flexible combination of stocks,
IN?                      investment grade U.S. corporate fixed income
                         securities, and high quality money market securities or
                         money market funds. The Fund's portfolio usually is
                         weighted toward stocks. The Fund's stocks will consist
                         primarily of companies with market capitalization over
                         $500 million. The equity securities in which the Fund
                         invests may be listed on a national securities exchange
                         or traded in an established OTC market. At least 25% of
                         the Fund's assets, however, must always be invested in
                         fixed income securities and preferred stocks. While it
                         is not a principal investment strategy, the Fund also
                         may invest in U.S. government securities and foreign
                         securities (primarily through ADRs), as described in
                         the SAI.

                         Under normal circumstances, the Fund may invest up to 25% of its total assets in high quality money market securities and money market funds. For temporary defensive purposes, however, the Fund may invest up to 60% of its total assets in money market securities. If we make temporary defensive investments, we may not meet this Fund's investment objective.

HOW DO WE MAKE           We evaluate economic and market conditions, price
INVESTMENT               trends, and expected returns. We also analyze a
DECISIONS?               company's finances, strategies, market positions,
                         product lines, stock price movements and other business
                         factors which might affect its securities' prices. When
                         the economy appears to be growing and strong, we
                         increase our investment in stocks. When the economy is
                         contracting or weak, we increase our investment in
                         fixed income securities.

                         The PRINCIPAL INVESTMENT RISKS of investing in this Fund, and certain other investment practices and policies of this Fund, are described in the "Fund
                         Summary" for this Fund and in "Risk Factors, Other
                         Investment Practices, and Policies of the Funds" (other than the section headed "Foreign Securities") beginning on page 23 of this prospectus.

                        GROWTH FUND


INVESTMENT               This Fund seeks to achieve long-term capital
OBJECTIVE:               appreciation through investment in medium to large
                         capitalization companies. (i.e., companies with market
                         capitalization in excess of $1 billion).

IS THIS FUND FOR         This Fund is for investors who want to profit from
YOU?                     rising stock prices. It is generally for more
                         conservative stock investors, who want to invest in
                         large, well established companies.

WHAT DO WE INVEST        We usually invest at least 65% of our assets in stocks
IN?                      of U.S. companies that are part of the S&P 500
                         Composite Index or the NASDAQ 100 Index. We may also
                         invest in other U.S. companies. While it is not a
                         principal investment strategy, the Fund may also invest
                         in foreign securities (primarily through ADRs), as
                         described in the SAI. For temporary defensive purposes,
                         this Fund may invest without limitation in high quality
                         money market instruments. If we make temporary
                         defensive investments, we may not meet this Fund's
                         investment objective.

HOW DO WE MAKE           We evaluate economic and market conditions, price
INVESTMENT               trends, and the anticipated growth potential of the
DECISIONS?               companies. We consider the momentum of trends in
                         security prices of individual companies, industries,
                         and the stock market in general. We also look at the
                         financial soundness and future growth prospects of each
                         company.

                         The PRINCIPAL INVESTMENT RISKS of investing in this Fund, and certain other investment practices and policies of this Fund, are described in the "Fund
                         Summary" for this Fund and in "Risk Factors, Other
                         Investment Practices, and Policies of the Funds" beginning on page 23 of this prospectus, under the headings "Equity Securities", "Cash Reserves and
                         Repurchase Agreements", "Diversification", and "Year
                         2000 Issue".

                        SMALL CAP FUND


INVESTMENT               This Fund seeks to provide capital appreciation through
OBJECTIVE:               investment in small market capitalization companies.

IS THIS FUND FOR         This Fund is for investors who want to profit from
YOU?                     rising stock prices. It is generally for more
                         aggressive stock investors, who want to invest in
                         small, growing companies.

WHAT DO WE INVEST        We invest at least 65% of our assets in stocks of small
IN?                      capitalization companies (under $500 million), often
                         referred to as "emerging growth" companies and "micro
                         cap" stocks. A significant portion of our portfolio
                         generally consists of stocks of companies whose market
                         capitalization is below $200 million.

HOW DO WE MAKE           We focus on companies with unique characteristics or
INVESTMENT               proprietary advantages in their industry that may give
DECISIONS?               them opportunities for above-average increases in sales
                         and profits. We also look for companies which have
                         strong earnings growth potential and that, we believe,
                         are less likely to be affected than most companies by
                         changes in the economy.

SMALL CAP STOCKS MAY     Investing in small capitalization companies generally
BE MORE VOLATILE.        involves greater risks than investing in larger
                         companies. For example, small companies may have
                         limited product lines, markets, or financial and
                         management resources. These stocks may trade less
                         frequently, in smaller volume, and experience greater
                         volatility. They may also be more difficult to buy and
                         sell, and may be more sensitive to market changes than
                         larger market capitalization securities.

                         Other PRINCIPAL INVESTMENT RISKS of investing in this Fund, and certain other investment practices and policies of this Fund, are described in the "Fund
                         Summary" for this Fund and in "Risk Factors, Other
                         Investment Practices, and Policies of the Funds" beginning on page 23 of this prospectus under the headings "Equity Securities", "Cash Reserves and
                         Repurchase Agreements", "Diversification", and "Year
                         2000 Issue".

                    RISK FACTORS, OTHER INVESTMENT PRACTICES,
AND POLICIES OF THE FUNDS
                    ------------------------------------------------------------
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                         The following pages contain more detailed information about certain principal investment policies, practices, and risks of the Funds. Any restrictions described below are in addition to those described in the previous section. The SAI contains more detailed information about these subjects, as well as other investment policies, practices, and risks of the Funds. The SAI also contains a listing of the limitations applicable to each Fund.

                         We may choose not to buy all of the instruments or use all of the investment techniques permitted a particular Fund unless we believe that it will help to achieve the Fund's objectives. Each Fund's current holdings and recent investment practices are described in its Annual and Semi-Annual reports to shareholders. You may obtain a free copy of the SAI or shareholders' reports by calling us at 1-800-282-6693.

EQUITY SECURITIES.       This includes common stocks, preferred stocks,
                         convertible securities, and warrants. Common stocks represent an ownership interest in a corporation.
                         Although historically, stocks as an asset class generally have shown long-term growth in value, in the short term their prices rise and fall based on changes in an individual company's financial condition and overall market and economic conditions. The stock prices of smaller companies, such as the companies in which the Small Cap Fund principally invests, can be particularly volatile.

CASH RESERVES AND        Each Fund may purchase U.S. dollar denominated money
REPURCHASE               market instruments. The Funds will only buy high
AGREEMENTS.              quality securities rated within the two highest credit
                         categories by any NRSRO or, if not rated, of comparable quality as determined by the manager or the Fund's adviser, as appropriate. The types of money market instruments that the Funds may buy include, U.S.
                         government securities, certificates of deposit, banker's acceptances, bank time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements with a securities dealer or bank.

REPURCHASE               In a repurchase agreement, a Fund buys a security at
AGREEMENTS.              one price and simultaneously agrees to sell it back at
                         a higher price. The Funds' repurchase agreements will be fully collateralized. Nevertheless, if the other party defaults or becomes insolvent, the Fund could suffer a loss or a delay in repayment.

FIXED INCOME             Fixed income securities include bonds, debentures, and
SECURITIES.              other debt instruments issued by companies to borrow
                         money from investors. Issuers generally pay the
                         investor a fixed, variable, or floating rate of
                         interest, and must repay the amount borrowed at
                         maturity. Some debt instruments, such as zero coupon
                         bonds, do not pay current interest, but are sold at a
                         discount from their face value.

BOND PRICES.             Bond prices generally decline when interest rates rise,
                         and rise when interest rates fall. Longer-term debt and
                         zero coupon bonds are more sensitive to interest rate
                         changes than are debt instruments with shorter
                         maturities.

THE MARKET VALUE OF      High grade debt instruments are rated at least A or its
DEBT INSTRUMENTS         equivalent by any NRSRO or are unrated debt instruments
ALSO REFLECT             of equivalent quality. The issuers of high grade debt
THE CREDIT QUALITY       instruments are considered to have a very strong
OF THE ISSUER.           capacity to pay principal and interest. Investment
                         grade debt instruments are rated at least Baa or its
                         equivalent by any NRSRO or are unrated debt instruments
                         of equivalent quality. Baa rated securities are
                         considered to have adequate capacity to pay principal
                         and interest, although they also have speculative
                         characteristics. Lower rated debt securities are more
                         likely to be adversely affected by changes in economic
                         conditions than are higher rated debt securities.

FOREIGN SECURITIES.      Each Fund, as specified in its investment program, may
                         invest in foreign securities. Investments in foreign
                         securities involve certain risks that differ from the
                         risks of investing in domestic securities. Adverse
                         political, economic, social or other conditions in a
                         foreign country may make the stocks of that country
                         difficult or impossible to sell. It is more difficult
                         to obtain reliable information about some foreign
                         securities. The costs of investing in some foreign
                         markets may be higher than domestic costs. Investments
                         in foreign securities also are subject to currency
                         fluctuations. To seek to reduce these risks, we
                         sometimes invest in foreign securities through ADRs.
                         ADRs are certificates deposited with a U.S. bank that
                         represent the right to own a foreign security. Since
                         ADRs are traded in U.S. markets and the issuers are
                         subject to the same auditing, accounting and financial
                         reporting standards as domestic securities, owning ADRs
                         has advantages over owning other foreign securities.

DIVERSIFICATION.         In order to maintain the diversity of each Fund's
                         portfolio and reduce risk, each Fund has adopted the
                         following as a fundamental investment policy: Each
                         Fund, with respect to 75% of its assets, will not
                         invest more than 5% of its total assets in any one
                         issuer and will not purchase more than 10% of the
                         outstanding voting securities of such issuer. A Fund
                         may not change this policy unless its shareholders
                         approve.

YEAR 2000 ISSUE.         In the past, many computer programs used two digits to
                         identify a year. If that programming is not changed,
                         many computer applications and systems could
                         misinterpret dates after December 31, 1999, resulting
                         in errors or failures. A computer failure at a mutual
                         fund or its service providers could impair the fund's
                         operations, including pricing, securities trading, and
                         shareholder services.

                         Our goal is to provide uninterrupted high quality service to our shareholders. To this end, the manager and its affiliates have reviewed their internal computer systems for Year 2000 problems. We believe that our systems do not suffer from Year 2000 programming problems and will remain operational after December 31, 1999.

                         We note, however, that we do business with many other brokerage firms and other companies whose computer systems may be affected by Year 2000 problems. Problems with their systems may also affect our operations. To try to assess the likelihood of that possibility, we have contacted our major business partners and believe that they are taking steps to avoid Year 2000 problems with their own internal systems. Nevertheless, it is possible that our operations could be interrupted by a Year 2000 problem at another company. In that event, we will make every reasonable effort to correct the problem and implement alternative arrangements if necessary. It is also possible that a Fund's performance could be harmed if a computer system failure at a company or government unit affected the price of its securities that were owned by a Fund.

MANAGEMENT OF THE FUND
-----------------------------
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We would like you to be familiar with the key people and companies involved in running our Funds.


PACIFIC ADVISORS FUND INC. (the "Company") is an investment company, of which each Fund is a separate series with its own investment portfolio. It is located at 206 North Jackson Street, Suite 201, Glendale, CA 91206.


INVESTMENT MANAGER
PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY ("PGIMC") is the manager of the Funds. As such, under the supervision of the Board of Directors, they supervise, advise and manage the day-to-day investment operations of each Fund. They:


- are solely responsible for the investment activities of the Growth and Small Cap Fund;

- co-manage the investment activities of the Income and Equity Fund with Hamilton & Bache (the "co-manager");
- are solely responsible for the administrative management of the Income and Equity Fund;
- continuously evaluate, recommend, and monitor the co-manager's and each adviser's performance;
- are responsible for managing the Company's operations and business affairs and supervising our administrative services agent; and
- are ultimately responsible for all the Funds.

PGIMC began operations on December 17, 1991. They are located at 206 North Jackson Street, Suite 201, Glendale, CA 91206.

GEORGE A. HENNING. Mr. Henning is co-portfolio manager of the Small Cap Fund.


Mr. Henning is Chairman of the Company and is Chairman, principal stockholder and President of PGIMC. He also serves as the Chairman of Pacific Global Fund Distributors, Inc. ("PGFD"), and Pacific Global Investor Services, Inc. ("PGIS"), our transfer, dividend disbursing, and administrative services agent. He has been associated with these firms since 1991.


THOMAS H. HANSON. Mr. Hanson is co-portfolio manager of the Income and Equity Fund and the Small Cap Fund. He is also portfolio manager for the Growth Fund.


Mr. Hanson is Vice President, and Secretary of the Company and serves as Executive Vice President and Director of PGIMC, President and Director of PGFD, and President and Director of PGIS. He has been associated with these firms since 1991. He is also an owner, Director, Chairman, and President of TriVest Global Management, Inc., and Chairman, President, and Chief Executive Officer of TriVest Capital Management, Inc. He has been associated with these firms since 1993.

CO-MANAGERS AND ADVISERS
The advisers manage the assets of their particular Fund under the supervision of PGIMC and the Board of Directors. They determine which securities to buy and sell for their Fund. They also continuously review the financial data relevant to that Fund. The advisers are responsible for administering certain activities of the Fund resulting from their investment activities.

SPECTRUM ASSET MANAGEMENT, INC. ("Spectrum") is the adviser to the Government Securities Fund. R. "Kelly" Kelly, Chairman of Spectrum, and Marc Kelly, its President and Director, are portfolio managers for the Government Securities Fund.

Spectrum had $105 million in assets under management, as of December 31, 1998. It also serves as adviser to individuals, family trusts, employee benefit plans and charitable and educational endowments. Spectrum's controlling interests are held by R. "Kelly" Kelly and Marc Kelly. They have been associated with the firm since it began operations in 1977. Spectrum is located at 450 Newport Center Drive, Suite 420, Newport Beach, CA 92660.

HAMILTON & BACHE, INC. ("Hamilton & Bache") is the adviser to the Balanced Fund and co-manager of the Income and Equity Fund. Mary N. Hamilton and Stephen K. Bache are portfolio managers for the Balanced Fund. Mr. Bache is also co-portfolio manager of the Income and Equity Fund.

Hamilton & Bache is wholly-owned by Mary N. Hamilton, founder and President, and Stephen K. Bache, CFA, Chief Investment Officer. They have been associated with the firm since it began operations in 1990. Hamilton & Bache had $103 million in assets under management, as of December 31, 1998. Hamilton & Bache is located at 206 North Jackson Street, Suite 201, Glendale, CA 91206.

DISTRIBUTOR
PACIFIC GLOBAL FUND DISTRIBUTORS, INC. ("PGFD") is a wholly owned subsidiary of PGIMC and is the exclusive distributor of our shares. They are located at 206 North Jackson Street, Suite 201, Glendale, CA 91206.

TRANSFER, DIVIDEND DISBURSING, AND ADMINISTRATIVE SERVICES AGENT
PACIFIC GLOBAL INVESTOR SERVICES, INC. ("PGIS"), is a wholly owned subsidiary of PGIMC, and is the transfer, dividend disbursing, and administrative services agent for the Funds. PGIS also provides similar services to the Distributor in connection with the Reserve Fund Portfolios. They are located at 206 North Jackson Street, Suite 201, Glendale, CA 91206.

MANAGEMENT AND ADVISORY FEES
The Fund pays PGIMC and Hamilton and Bache (as co-manager of the Income and Equity Fund only) directly for their services to the Funds. The management fee paid by each Fund is as follows:

- 0.65% from the Government Securities Fund;
- 0.75% from the Income and Equity Fund;
- 0.75% from the Balanced Fund;
- 0.75% from the Growth Fund;
- 0.75% from the Small Cap Fund.

As described above (see Fee Table, page 11), PGIMC and Hamilton & Bache (with respect to the Income and Equity Fund only), are waiving their management fees and are absorbing or reimbursing expenses in order to keep the Fund expenses of the Government Securities Fund, Income and Equity Fund, and Growth Fund below certain levels. In addition, PGIMC will reduce its management fee on the Balanced Fund by 0.40% of average daily net assets. PGIMC may change this arrangement on any Fund with 90 days' notice.

UNDERSTANDING EARNINGS AND TAXES
---------------------------------------
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It is important for you to know what kind of income you will receive and its tax consequences. This discussion, however, does not explain all federal, state, and local tax consequences of owning Fund shares. You should not consider this discussion to be a substitute for careful tax planning. Consult your tax adviser about the tax consequences to you of buying shares and receiving distributions for any of the Funds.



HOW WE PAY DIVIDENDS AND DISTRIBUTIONS. Usually, dividends and distributions paid to you are reinvested in additional shares of the Fund. The Fund is required to distribute substantially all its net investment income and net capital gains to comply with tax requirements. You must notify us in writing if you want to receive dividends and distributions in cash or reinvest them in the money market funds we have available through the Reserve Fund Portfolios. (See "Exchanging shares," pages 32-33.)


NO SALES CHARGE. There is no sales charge for reinvesting dividends.


WHEN ARE DIVIDENDS AND DISTRIBUTIONS DECLARED AND DISTRIBUTED? The Government Securities Fund and the Income and Equity Fund declare and distribute dividends quarterly. The Balanced Fund, Growth Fund, and Small Cap Fund declare and distribute dividends annually. Each Fund distributes capital gains annually.


GENERAL TAX CONSEQUENCES. All dividends and distributions are subject to federal taxes and may be subject to state and local taxes, regardless of whether you decide to receive them in cash or reinvest them in additional shares.

TAX CONSIDERATIONS FOR EXCHANGES. An exchange is treated as a sale for tax purposes and may result in a capital gain or loss. If you exchange shares that you have held less than 91 days, the sales charge you paid on those shares is not included in computing your tax basis for those shares. It is, however, carried over and included in the tax basis of the new shares you acquired.

BACKUP WITHHOLDING. Each Fund is required to withhold 31% of all dividends and distributions unless you certify on your application, or on a separate W-9 Form, that your Social Security or Taxpayer Identification Number is correct and that you are not currently subject to or you are exempt from backup withholding.

HOW TO BUY, SELL, AND EXCHANGE SHARES
--------------------------------------------
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Here is important information you should know about buying, selling and exchanging shares.


BUYING SHARES

WHAT IS THE MINIMUM YOU CAN INVEST? Each class has its own minimum requirements:

- Class A shares: no minimum investment;
- Class C shares: minimum initial investment is $10,000; additional investments must be at least $500. We reserve the right to waive the minimum requirement at our discretion.

YOUR FIRST PURCHASE. You may order shares either:

- through a selected dealer; or
- by completing an application and mailing it, along with your check payable to "Pacific Advisors Fund Inc.," to:


 Pacific Global Investors Services, Inc.
 P.O. Box 2048
 Glendale, California 91209-2048


PLEASE PAY BY CHECK. We only accept payments in U.S. dollars from checks drawn on a U.S. bank. We cannot accept cash. If your purchase is canceled because you didn't pay or your check did not clear, you will be charged $25.00 and will be responsible for any losses a Fund incurs.

WE HAVE THE RIGHT TO REJECT ORDERS. We may reject any order for any reason and cancel any purchase if we do not receive your money. Purchase orders are effective on the business day PGIS receives your check. We are not responsible for share purchases until PGIS confirms they have received your money.

ADDITIONAL PURCHASES. You may buy additional shares through your broker or by sending money directly to PGIS at the address listed above.

BUYING BY MAIL. There are two ways to buy shares by mail. Send your check to
PGIS:

- with the Investment Form portion of your confirmation; or
- write your name, address, Fund name, and your account number on your check.

If you are buying shares of more than one Fund, please specify in writing how much you wish to invest in each Fund you are buying and to which accounts you want your payment applied.

BUYING BY WIRE. You may make additional purchases by wire by instructing your bank to wire federal funds to:

    UMB Bank, N.A.
    ABA #: 101000695
    Further Credit to:
    Pacific Advisor Funds
    A/C #9870609932

Your bank may charge a fee for this service. Be sure to specify on the wire the Fund and Class of shares you are buying, your account number, and the name listed on the account.

SELLING SHARES

SELLING BY MAIL.
To sell some or all of your shares you must send us a signed written request that specifies the account number and either the dollar amount or the number of shares to be sold.

SEND US A PROPERLY COMPLETED REQUEST. Requests to sell shares are complete when all required information, and signature guarantees have been provided. We may ask you for additional documentation if we feel it is necessary.

SELLING BY TELEPHONE.
Call PGIS at (800) 282-6693. The proceeds are mailed to your address or wired to your predesignated bank account. Telephone sales may not be possible if all lines are busy.


VERIFYING AUTHENTICITY. PGIS will make every effort to confirm that telephone instructions are authentic. They are not responsible for any loss, damage, or other expenses that occur when telephone instructions are reasonably believed to be authentic. If PGIS does not use reasonable verification procedures, they may be liable for any losses.



RESTRICTIONS. Telephone privileges are not available for newly purchased shares (bought within the prior 15 days) or UMB Bank, N.A.-sponsored retirement plans; you may, however, sell newly purchased shares by written request. Telephone sale privileges are available to you or your broker, unless you cancel this privilege with PGIS. If an account has multiple owners, PGIS may rely on the instructions of any one owner. Shares held in corporate-type retirement plans for which UMB Bank, N.A. serves as trustee, must be sold by written request, mailed to PGIS or an authorized dealer.


REDEMPTIONS OVER $25,000. Amounts up to $25,000 may be sold by telephone only once in each 30-day period. The check must be payable to the shareholder(s) of record and sent to the address of record for that account. For your protection, you may not use this privilege if your address of record has been changed within 30 days of a previous telephone redemption request.

SELLING BY WIRE.
Unless otherwise specified, PGIS will assume that sales proceeds are to be transferred via check. Wire transfer instructions must be on file with PGIS, before they can transfer your money. The only way you can change the bank account specified on your original application is by written request. Be sure to include appropriate signature guarantees, a copy of any applicable corporate resolution, and any other relevant documentation.

CONTINGENCIES. If you buy shares by check and decide to sell them before your check has cleared, we will not send you the proceeds of that sale until your check has cleared. Your proceeds will, however, be sent to you no later than 15 calendar days after the date we receive your check.

SIGNATURES AND SIGNATURE GUARANTEE REQUIREMENT. The signature on a sale or exchange request must be exactly as it appears on your application. We require a signature guarantee when:

- proceeds are more than $50,000;
- proceeds are to be sent to someone other than the registered shareholder or to other than the registered address; or
- the transaction is an exchange of shares.

The guarantor must be authorized by state law to guarantee signatures. A notary public is not acceptable. Acceptable guarantors include:

- domestic banks;
- members of a National Securities Exchange;
- credit unions and savings associations; and
- participants in the Securities Transfer Agents Medallion Program (STAMP).

REINVESTMENT PRIVILEGE. If you sell shares and then reinvest the money in one or more of our Funds within 60 days, there will be no sales charge if:

- the amount reinvested is less than your sale proceeds;
- you have not already used this privilege in the current calendar year; and
- you notify PGIS you want to reinvest without a sales charge.

SUSPENDING SALES. The right to sell your shares may be suspended when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

EXCHANGING SHARES

YOU MAY EXCHANGE BETWEEN ANY OF OUR FUNDS. You may exchange shares between any of our five Funds. Class A shares of a Fund may only be exchanged for Class A shares of another Fund. Class C shares of a Fund may only be exchanged for Class C shares of another Fund.

YOU MAY EXCHANGE SHARES INTO TWO SPECIFIC MONEY MARKET FUNDS. We have arranged for you to be able to exchange any shares of our Funds for shares of two money market funds offered by the Reserve Fund Portfolios. One fund is a taxable money market fund, and the other is a tax-free money market fund. Please read the prospectuses for these two funds before exchanging into them. You must exchange a minimum of $500 and fill out a separate application.

CONDITIONS OF EXCHANGES. You may only exchange shares if:

- shares of the Fund selected for exchange are available for sale in your state of residence; and

- the shares to be exchanged have been in your account for at least 15 days (if newly-purchased), or for at least one day (for all other shares), prior to the exchange.

CONSIDERATIONS WHEN EXCHANGING OUT OF THE MONEY MARKET FUNDS INTO CLASS A SHARES. If you exchange Reserve Fund Portfolio money market shares for Class A shares, you may be subject to sales charges. You are not charged a sales charge if you:

- acquired Reserve Fund Portfolio shares through an exchange from Class A shares;
- bought Reserve Fund Portfolio shares and paid a sales charge for them; or
- reinvest Reserve Fund Portfolio shares' dividends or capital gain distributions.

SEND A PROPER REQUEST. An exchange is processed only after your properly completed order is received by PGIS.

EXCHANGING BY MAIL. You must send a written request to PGIS properly signed by all registered owners indicating the Fund name, account number, and shares or dollar amount to be exchanged, and specify into which Fund the shares are to be exchanged.

EXCHANGING BY TELEPHONE. If you requested telephone exchange privileges, you or your broker may call PGIS at (800) 282-6693. You must identify yourself by your Social Security Number or other personal identification, the Fund name, account number and shares or dollar amount to be exchanged, and specify into which Fund the shares are to be exchanged. If telephone exchange lines are not available, you will have to submit a written exchange request.

THE FIRST FIVE EXCHANGES ARE FREE. You are allowed five (5) free exchanges per calendar year. After that, there may be a $5.00 service fee for each exchange. We currently waive this fee, but we reserve the right to impose it at any time.

WE MAY DELAY YOUR REQUEST. If we believe a Fund would be disadvantaged by an immediate exchange, we may delay the exchange for up to five business days.

RESTRICTIONS ON BULK EXCHANGE REQUESTS. We reserve the right to reject telephone or written requests submitted in bulk on behalf of 10 or more accounts.

REQUESTS WHICH MIGHT CAUSE THE FUND TO LOSE MONEY. We reserve the right to refuse any exchange request that would disadvantage a Fund, such as a request that would result in significant losses to a Fund.

WE MAY DISCONTINUE EXCHANGES. We have the right to modify, suspend or discontinue the exchange privilege at any time with 60 days' notice to you.

AUTOMATIC PLANS
We offer plans to help you automatically buy, sell, and exchange shares each month.

AUTOMATIC INVESTMENT PLAN. You may make regular monthly investments into your account by completing the Automatic Investment Plan section on your application. The money will automatically be withdrawn from your bank account on or after the 5th or 20th of the month, whichever you specify on your application. Your minimum monthly investment must be:

- Class A shares: $25
- Class C shares: $100

AUTOMATIC WITHDRAWAL PLAN. You may make regular monthly withdrawals from your account by completing that section of your application. Your proceeds will automatically be transferred to your pre-designated bank account on or after the 15th or the 30th of each month, whichever you specify on your application. We will sell shares from your specified account if:

- the total value of your account is at least $10,000;
- payments are at least $25 and in equal dollar amounts; and
- all dividends and distributions on shares covered by this plan are reinvested in additional Fund shares.

We do not recommend buying Class A shares while you are using the Automatic Withdrawal Plan. You could save sales charges on your purchases by eliminating or reducing the Automatic Withdrawal Plan amount.

AUTOMATIC EXCHANGE PLAN. You may make regular monthly transfers of money or shares between Funds, including the Reserve Funds, by completing that section of your application. Your proceeds will automatically be exchanged on or after the 15th or the 30th of each month, whichever you specify on your application. To use this plan:

- the total value of your account must be at least $50,000;
- payments must be at least $100 and in equal dollar amounts; and
- all dividends and distributions on shares covered by this plan must be reinvested in additional Fund shares.

YOU MAY PAY INSURANCE PREMIUMS AUTOMATICALLY. Through our Insurance Premium Withdrawal Plan ("IP Withdrawal Plan"), you can automatically pay the premiums for eligible insurance policies. We send the proceeds from your scheduled sales to your insurance company according to the instructions on your IP Withdrawal Plan Authorization Form. You must have a minimum account value of $5,000 to open an IP Withdrawal Plan. Check with your insurance company for other conditions and restrictions. Applicable forms and further information regarding the IP Withdrawal Plan are available from your broker or PGIS.

ACCOUNT POLICIES
-------------------
--------------------------------------------------------------------

This section explains how we price your share transactions.

NET ASSET VALUE. Net asset value ("NAV") is calculated separately for each Fund by subtracting the liabilities of each Fund from its assets, and then dividing by the number of outstanding shares of that Fund.


WHEN IS NAV CALCULATED? NAV is calculated at 4:00 p.m., Eastern time, on days when the NYSE is open for trading, which usually is Mondays through Fridays, except certain national and other holidays.


HOW SHARES ARE VALUED. Shares are valued at market prices or, if those are not available, at fair market value. Under guidelines approved by the Board of Directors, a bank, broker-dealer or pricing service may perform valuation services for us.

PRICE OF CLASS A SHARES. Class A shares are bought at NAV plus any applicable sales charge.


PRICE OF CLASS C SHARES. Class C shares are bought at NAV. There is no sales charge when you buy these shares. However, as described on page 16 above, you may be charged a contingent deferred sales charge if you sell Class C shares within one year of purchase.


PRICE OF REINVESTED SHARES. Reinvested dividends and capital gains will also receive the next calculated NAV. There is no sales charge on reinvested dividends.

REDEMPTION PRICE OF SHARES. Class A and Class C shares are sold at NAV. If a CDSC applies, we will subtract it from your sales proceeds.

WHEN YOUR SHARES ARE BOUGHT, SOLD OR EXCHANGED. Shares are bought, sold or exchanged after the next NAV is calculated, after your properly completed order has been received by PGIS. In order to receive that day's NAV, your order must be received before the close of business on the NYSE and, in most instances, transmitted to PGIS by 4:00 p.m. Eastern time.

ORDERS THROUGH AUTHORIZED DEALERS. Orders placed with certain authorized dealers or their designees will be considered received by PGIS when the order is accepted by that dealer or its designee. Other authorized dealers may require you to place your order before 4:00 p.m. Eastern time so that it can be sent to PGIS by then.

SOME BROKERS CHARGE FEES. Authorized dealers may charge a fee for their services.

ACCOUNT STATEMENTS. An account statement detailing the value of the assets in your account will be sent to you each quarter. Transactions in your account will be shown on regular confirmation statements sent to you when you buy or sell shares. You will also receive Annual and Semi-Annual reports.

ACCOUNTS WITH LOW BALANCES. We reserve the right to impose an annual $10.00 fee on accounts with less than $1,000 in them on the last business day of each calendar year. The fee has been waived in the past, and we do not currently expect to impose it.

PERFORMANCE QUOTATIONS

---------------------------
--------------------------------------------------------------------


From time to time we may publish a Fund's average total return in advertising, marketing material, or other communications. You should be aware that the performance of a Fund changes over time. Any presentation of a Fund's average annual total return is not an indication of how it may perform in the future.

FINANCIAL HIGHLIGHTS
----------------------
--------------------------------------------------------------------


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past 5 years. The results for Class C shares reflect operations since we started offering Class C shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, our independent auditors, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request. This is the financial history for Class A and Class C shares of each Fund. There is no financial history for the Growth Fund because it is a new fund which began operations on May 3, 1999.

GOVERNMENT SECURITIES FUND
(For a share outstanding throughout the period)


                                              CLASS A SHARES                         CLASS C SHARES
                                      FOR THE YEAR ENDED DECEMBER 31                APRIL 2, 1998 TO
                             1998       1997       1996       1995       1994       DECEMBER 31, 1998

Net Asset Value,
   Beginning of Period     $   9.87   $   9.30   $  10.16   $   8.82   $   9.00           $10.24
                           --------   --------   --------   --------   --------          -------
Income from Investment
   Operations:
  Net Investment Income        0.34       0.35       0.33       0.31       0.13             0.23
  Net realized and
     unrealized gain
     (loss) on securities      1.38       0.71      (0.65)      1.53      (0.14)            1.02
                           --------   --------   --------   --------   --------          -------
  Total from Investment
     Operations                1.72       1.06      (0.32)      1.84      (0.01)            1.25
                           --------   --------   --------   --------   --------          -------

Less Distributions
  Distributions from net
     investment income        (0.33)     (0.35)     (0.32)     (0.31)     (0.17)           (0.32)
  Distributions from net
     capital gains            (0.67)     (0.14)     (0.22)     (0.19)      0.00            (0.67)
                           --------   --------   --------   --------   --------          -------
  Total Distributions         (1.00)     (0.49)     (0.54)     (0.50)     (0.17)           (0.99)
                           --------   --------   --------   --------   --------          -------

Net Asset Value, End of
   Year                    $  10.59   $   9.87   $   9.30   $  10.16   $   8.82           $10.50
                           --------   --------   --------   --------   --------          -------

Total Investment Return       17.82%     11.72%     (3.15%)    20.32%     (0.15%)          12.48%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year
     (000's)               $  5,456   $  3,939   $  7,096   $  5,837   $  3,185           $  795
  Ratio of net investment
     income to average
     net assets
    With expense
       reductions              3.32%      3.36%      3.46%      3.75%      2.09%            2.05%*
    Without expense
       reductions              1.04%      1.51%     (2.17%)    (2.60%)    (1.17%)           0.63%*
  Ratio of expenses to
     average net assets
    With expense
       reductions              1.66%      1.65%      1.66%      1.65%      1.60%            1.06%*
    Without expense
       reductions              3.94%      3.51%      2.95%      2.80%      4.86%            2.48%*
  Portfolio turnover rate     41.98%     68.52%     50.49%     57.85%     81.59%             N/A

*   Not Annualized
N/A Not Applicable

INCOME AND EQUITY FUND
(For a share outstanding throughout the period)


                                              CLASS A SHARES                         CLASS C SHARES
                                      FOR THE YEAR ENDED DECEMBER 31                APRIL 2, 1998 TO
                             1998       1997       1996       1995       1994       DECEMBER 31, 1998

Net Asset Value,
   Beginning of Period     $   9.98   $   9.42   $   9.67   $   8.98   $   9.06           $10.39
                           --------   --------   --------   --------   --------          -------
Income from Investment
   Operations:
  Net Investment Income        0.37       0.33       0.35       0.31       0.16             0.22
  Net realized and
     unrealized gain
     (loss) on securities      0.83       0.56      (0.19)      0.72      (0.07)            0.43
                           --------   --------   --------   --------   --------          -------
  Total from Investment
     Operations                1.20       0.89       0.16       1.03       0.09             0.65
                           --------   --------   --------   --------   --------          -------

Less Distributions
  Distributions from net
     investment income        (0.34)     (0.33)     (0.35)     (0.31)     (0.17)           (0.32)
  Distributions from net
     capital gains            (0.10)      0.00      (0.06)     (0.03)      0.00            (0.10)
                           --------   --------   --------   --------   --------          -------
  Total Distributions         (0.44)     (0.33)     (0.41)     (0.34)     (0.17)           (0.42)
                           --------   --------   --------   --------   --------          -------

Net Asset Value, End of
   Year                    $  10.74   $   9.98   $   9.42   $   9.67   $   8.98           $10.62
                           --------   --------   --------   --------   --------          -------

Total Investment Return       12.14%      9.60%      1.78%     11.98%      0.99%            6.41%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year
     (000's)               $  2,646   $  1,894   $  1,211   $  1,071   $    632           $  702
  Ratio of net investment
     income to average
     net assets
    With expense
       reductions              3.68%      3.56%      3.75%      4.06%      2.17%            2.16%*
    Without expense
       reductions              0.83%     (0.96%)    (1.69%)    (2.32%)    (8.80%)           0.31%*
  Ratio of expenses to
     average net assets
    With expense
       reductions              1.83%      1.85%      1.85%      1.86%      1.75%            1.43%*
    Without expense
       reductions              4.67%      6.38%      7.29%      8.25%     12.73%            3.28%*
  Portfolio turnover rate     16.72%     42.30%     28.23%     33.40%     37.12%             N/A

*   Not Annualized
N/A Not Applicable

BALANCED FUND
(For a share outstanding throughout the period)


                                              CLASS A SHARES                         CLASS C SHARES
                                      FOR THE YEAR ENDED DECEMBER 31                APRIL 2, 1998 TO
                             1998       1997       1996       1995       1994       DECEMBER 31, 1998

Net Asset Value,
   Beginning of Period     $  12.06   $  10.66   $   9.31   $   8.75   $   8.99           $13.09
                           --------   --------   --------   --------   --------          -------
Income from Investment
   Operations:
  Net Investment Income        0.03       0.00       0.09       0.18       0.02            (0.04)
  Net realized and
     unrealized gain
     (loss) on securities      0.90       1.62       1.39       0.57      (0.24)           (0.13)
                           --------   --------   --------   --------   --------          -------
  Total from Investment
     Operations                0.93       1.62       1.48       0.75      (0.22)           (0.17)
                           --------   --------   --------   --------   --------          -------

Less Distributions
      Distributions from
         net investment
         income                0.00      (0.01)     (0.09)     (0.18)     (0.02)           (0.01)
      Distributions from
         net capital
         gains                (0.30)     (0.21)     (0.04)     (0.01)      0.00            (0.30)
                           --------   --------   --------   --------   --------          -------
  Total Distributions         (0.30)     (0.22)     (0.13)     (0.19)     (0.02)           (0.31)
                           --------   --------   --------   --------   --------          -------

Net Asset Value, End of
   Year                    $  12.69   $  12.06   $  10.66   $   9.31   $   8.75           $12.61
                           --------   --------   --------   --------   --------          -------

Total Investment Return        7.76%     15.24%     15.92%      8.70%     (2.41%)          (1.28%)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year
     (000's)               $  6,420   $  5,593   $  3,187   $  2,219   $  1,341           $  378
  Ratio of net investment
     income to average
     net assets
    With expense
       reductions              0.22%     (0.03%)     1.12%      2.46%      0.93%           (0.64%)*
    Without expense
       reductions             (0.18%)    (0.50%)    (0.76%)    (0.62%)   (15.11%)          (0.91%)*
  Ratio of expenses to
     average net assets
    With expense
       reductions              3.48%      3.28%      2.48%      2.24%      1.83%            3.12%*
    Without expense
       reductions              3.88%      3.75%      4.36%      5.31%     17.85%            3.39%*
  Portfolio turnover rate     53.97%     64.13%     65.94%     41.23%     60.68%             N/A

*   Not Annualized
N/A Not Applicable

SMALL CAP FUND
(For a share outstanding throughout the period)


                                              CLASS A SHARES                          CLASS C SHARES
                                      FOR THE YEAR ENDED DECEMBER 31                 APRIL 2, 1998 TO
                             1998       1997        1996       1995       1994       DECEMBER 31, 1998

Net Asset Value,
   Beginning of Period     $  17.51   $   16.47   $  11.82   $  10.35   $  11.47           $19.70
                           --------   ---------   --------   --------   --------          -------
Income from Investment
   Operations:
  Net Investment Expense      (0.58)      (0.38)     (0.21)     (0.08)     (0.04)           (0.29)
  Net realized and
     unrealized gain
     (loss) on securities     (2.34)       1.52       5.35       1.89      (0.42)           (4.81)
                           --------   ---------   --------   --------   --------          -------
  Total from Investment
     Operations               (2.92)       1.14       5.14       1.81      (0.46)           (5.10)
                           --------   ---------   --------   --------   --------          -------

Less Distributions
  Distributions from net
     capital gains            (0.36)      (0.10)     (0.49)     (0.34)     (0.66)           (0.36)
                           --------   ---------   --------   --------   --------          -------
  Total Distributions         (0.36)      (0.10)     (0.49)     (0.34)     (0.66)           (0.36)
                           --------   ---------   --------   --------   --------          -------

Net Asset Value, End of
   Year                    $  14.23   $   17.51   $  16.47   $  11.82   $  10.35           $14.24
                           --------   ---------   --------   --------   --------          -------

Total Investment Return      (16.66%)      6.95%     43.70%     17.27%     (3.97%)         (25.88%)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year
     (000's)               $  9,331   $  11,125   $  8,549   $  4,279   $  3,169           $  239
  Ratio of net investment
     income to average
     net assets
    With expense
       reductions             (3.71%)     (2.82%)    (2.06%)    (0.71%)    (0.42%)          (3.68%)*
    Without expense
       reductions             (3.71%)     (2.99%)    (2.39%)    (1.88%)    (3.37%)          (3.68%)*
  Ratio of expenses to
     average net assets
    With expense
       reductions              4.02%       3.18%      2.91%      2.49%      2.45%            3.85%*
    Without expense
       reductions              4.02%       3.35%      3.24%      3.64%      5.40%            3.85%*
  Portfolio turnover rate     49.63%      30.72%     51.83%     44.95%     49.79%             N/A

*   Not Annualized
N/A Not Applicable

FOR MORE INFORMATION


More detailed information on subjects covered in this prospectus is contained in the Statement of Additional Information (SAI). The SAI is incorporated by reference (legally considered part of this document). Investors seeking more in-depth explanations of the Fund should request the SAI and review it before purchasing shares. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. To receive a free copy of this prospectus, the SAI, the Annual or Semi-Annual Report, or to obtain additional information about the Funds, please contact:


              Pacific Global Fund Distributors, Inc.
              206 North Jackson St., Suite 201
              Glendale, California 91206
              (800) 282-6693

Documents will be sent within 3 business days of receipt of your request.


Reports and other information about the Funds (including the SAI) may be reviewed and copied:



- at the SEC's Public Reference Room in Washington, D.C.



- on the SEC's Internet site (http://www.sec.gov); or



- by written request (and payment of a duplicating fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.



Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.



ASK QUESTIONS USING FUNDSPHONE


You can check your share balance, the price of your shares, and your account transactions by calling FundsPhone between 7:00 a.m. and 4:00 p.m. Pacific time at 1-800-282-6693 from a touch-tone telephone. You will need your personal identification number and account number. As noted above, you may also call this number if you have general questions regarding the Funds, or if you would like us to send you a free copy of our most recent prospectus, Statement of Additional Information, or Annual or Semi-Annual Report.


Investment Company Act file number: 811-7062

                              PACIFIC ADVISORS FUND INC.

                              GOVERNMENT SECURITIES FUND
                                INCOME AND EQUITY FUND
                                    BALANCED FUND
                                     GROWTH FUND
                                    SMALL CAP FUND



                               206 NORTH JACKSON STREET
                                      SUITE 201
                             GLENDALE, CALIFORNIA  91206

                           TOLL FREE NUMBER: 1-800-282-6693


                         STATEMENT OF ADDITIONAL INFORMATION

                              CLASS A AND CLASS C SHARES


     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Company's Prospectus dated May 3, 1999. You may obtain a copy of the Prospectus by calling Pacific Global Investor Services, Inc., at the telephone number above.


     The date of this Statement of Additional Information is May 3, 1999.

                                  TABLE OF CONTENTS


ITEM                                                                        PAGE
The Company and the Funds. . . . . . . . . . . . . . . . . . . . . . . . .  S-4

Additional Information Concerning Investment Strategies and Risks. . . . .  S-4
     Government Securities Fund. . . . . . . . . . . . . . . . . . . . . .  S-4
     Income and Equity Fund. . . . . . . . . . . . . . . . . . . . . . . .  S-4
     Balanced Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-4
     Growth Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-5
     Small Cap Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-5
     Information Concerning Specific Strategies and Instruments. . . . . .  S-5
     Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . . . . .  S-14

Investment Policies and Restrictions . . . . . . . . . . . . . . . . . . . .S-15

Investment Management and Other Services . . . . . . . . . . . . . . . . . .S-18
     Investment Manager, Co-Manager, and Advisers. . . . . . . . . . . . . .S-18
     Distribution of Fund Shares . . . . . . . . . . . . . . . . . . . . . .S-21
     Transfer Agent and Administrative Services Agent. . . . . . . . . . . .S-23
     Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S-24

Management of the Company and Its Funds. . . . . . . . . . . . . . . . . . .S-24
     Directors and Officers. . . . . . . . . . . . . . . . . . . . . . . . .S-24
     Committees of the Board of Directors. . . . . . . . . . . . . . . . . .S-26
     Principal Holders of Securities . . . . . . . . . . . . . . . . . . . .S-26

Capital Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S-29
     Series and Classes of Shares. . . . . . . . . . . . . . . . . . . . . .S-29
     Meetings and Voting Rights. . . . . . . . . . . . . . . . . . . . . . .S-29

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S-30

Additional Information Concerning Purchase, Redemption, and Pricing
  of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S-30
     Trade Date Procedures . . . . . . . . . . . . . . . . . . . . . . . . .S-30
     Reducing Your Sales Charge -- Class A Shares. . . . . . . . . . . . . .S-31
     Additional Shareholder Services . . . . . . . . . . . . . . . . . . . .S-32
     Telephone Exchanges and Redemptions . . . . . . . . . . . . . . . . . .S-33
     Exchanges of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .S-34
     Redemption. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S-35
     Retirement Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . .S-37

Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . .S-37

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . . .S-39

Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . .S-40

Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . .S-40

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . .S-40

Specimen Price Makeup Sheet . . . . . . . . . . . . . . . . . . . . . . . . S-41


                                         S-2

Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .S-42

                                  THE COMPANY AND
                                      THE FUNDS

     The Pacific Global Fund, Inc., d/b/a Pacific Advisors Fund Inc. (the "Company" or "we"), is registered with the Securities and Exchange Commission as an open-end diversified management investment company. The Company was incorporated under the laws of the State of Maryland on May 18, 1992. We currently offer the following five Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions.

                         ADDITIONAL INFORMATION CONCERNING
                          INVESTMENT STRATEGIES AND RISKS

GOVERNMENT SECURITIES FUND


     The Fund may invest in high-grade fixed-income securities issued by U.S. corporations, including convertible debt securities, preferred stocks, and zero coupon bonds. High grade securities are rated within the three highest credit categories by any nationally recognized statistical rating organization ("NRSRO") or, if unrated, are of comparable quality as determined by Spectrum Asset Management, Inc. ("Spectrum"), the Fund's Adviser. In selecting corporate fixed-income securities, Spectrum focuses on building core investments in areas of low risk and high intrinsic value. The Fund's corporate bond investments emphasize short and intermediate-term issues of domestic corporations that have strong or improving balance sheets.


     The Fund may invest up to 10% of its total assets in other open end investment companies, in accordance with Section 12(d)(1)(A) of the Investment Company Act of 1940, as amended (the "1940 Act"). Such investment in other investment companies will take into consideration the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return. See "Investment in Other Investment Companies", on page S-13 below.


     For temporary defensive purposes, the Fund may invest without limitation in high-quality money market securities. The types of high-quality money market securities in which it may invest are described below in "Money
Market Instruments" beginning on page S-6 below.

INCOME AND EQUITY FUND



     The Fund may also invest up to 10% of its total assets in common stocks and fixed-income securities of foreign issuers. Investments in common stocks of foreign issuers will be made primarily through the use of American Depositary Receipts ("ADRs"), although direct market purchases also may be made.


     For temporary defensive purposes, the Fund may invest without limitation in high-quality money market securities. The types of high quality money market securities in which it may invest are described below in "Money Market Instruments" beginning on page S-6 below.

BALANCED FUND


     The fixed portion of income of the Fund may also be invested in U.S. government securities, asset-backed securities, mortgage-backed securities, convertible debt securities, and CMOs.

     The Fund may also invest up to 20% of its total assets in equity and equity-related securities of foreign issuers. Investments in securities of foreign issuers will be made through ADRs or other similar securities.

     The Fund may invest up to 10% of its total assets in other open-end investment companies, in accordance with Section 12(d)(1)(A) of the 1940 Act. Such investment in other investment companies will take into consideration the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return. See "Investment in Other Investment Companies" on page S-12 below.




GROWTH FUND


     While it is the policy of the Fund not to invest in securities of companies with no operating history, the Fund may invest up to 10% of its total assets in securities of companies with an operating history of less than three years. Investments in the securities of such unseasoned companies may involve a higher degree of risk than investment in companies with longer operating histories.



     Up to 10% of the Fund's total assets may be invested directly in foreign securities. See "Depositary Receipts and Foreign Securities" on pages S-13 to S-14 below.


     When, in the judgment of the Manager, a temporary defensive posture is appropriate, the Fund may invest, without limitation, in high-quality money market securites. See "Money Market Instruments" beginning on page S-6 below.


SMALL CAP FUND

     The Fund may invest up to 10% of its total assets in other open end investment companies, in accordance with Section 12(d)(1)(A) of the 1940 Act. Such investment in other investment companies will take into consideration the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return. See "Investment in Other Investment Companies" on page S-13 below.


     Up to 5% of the Fund's total assets may be invested directly in foreign securities. See "Depositary Receipts and Foreign Securities" on pages S-13 to S-14 below.

     While we anticipate that the Fund will invest principally in equity and equity-related securities, the Fund also may invest in convertible preferred stocks that pay above average dividends and investment grade fixed income securities, provided such investments appear desirable in light of the Fund's investment objective of capital appreciation. The Fund will not continue to hold investment grade securities that have been downgraded to below investment grade. Convertible preferred stocks that pay above average dividends and long-term corporate bonds are considered by the Manager to have capital appreciation potential. The fixed income securities in which the Fund may invest are generally expected to be long-term corporate bonds having an average portfolio maturity of between 10 and 15 years, which have the potential to provide capital appreciation.

     In addition, while it is the policy of the Fund not to invest in securities of companies with no operating history, the Fund may invest up to 10% of its total assets in securities of companies with an operating history of less than three years. Investments in the securities of such unseasoned companies may involve a higher degree of risk than investments in securities of companies with longer operating histories.

      When, in the judgement of the Manager, a temporary defensive posture is appropriate, the Fund may invest, without limitation, in high-quality money market securities. See "Money Market Instruments" beginning on page S-6 below.

INFORMATION CONCERNING SPECIFIC STRATEGIES AND INSTRUMENTS

     In pursuing its investment objective, each Fund may invest in certain types of securities that have special risks, as described below, and therefore, may not be suitable for all investors. Investors should carefully assess the risks associated with an investment in each Fund. The following is a description of certain types of investments and strategies that may be used by the Funds and the risks of those investments and strategies.

MONEY MARKET INSTRUMENTS

     Each Fund may use U.S. dollar denominated money market instruments rated within the two highest credit categories by any NRSRO or, if not rated, of comparable investment quality as determined by the Manager or the Fund's Adviser, as appropriate. The money market instruments that may be used by each Fund may include:

     UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, I.E., bills, notes and bonds. These securities are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

     UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States Government. These securities are either; (i) backed by the full faith and credit of the United States Government (E.G., United States Treasury Bills);
(ii) guaranteed by the United States Treasury (E.G., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (E.G., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (E.G., securities issued by the Farmer's Home Administration).

     BANK AND SAVINGS AND LOAN OBLIGATIONS. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (E.G., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

     SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper, which is short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.
Also included are non-convertible corporate debt securities (E.G., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

     REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (I.E., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of high-grade money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by the underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week. No Fund will enter into a repurchase agreement for a duration of more than seven days if, as a result, more than 15% of the total value of that Fund's total assets would be invested in such agreements or other securities which are not readily marketable.

     The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fall financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by the Company's Board of Directors and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Directors believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U. S. Government Securities.

     ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Adjustable rate securities (I.E., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

     Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (E.G., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

FIXED-INCOME SECURITIES

     In accordance with each Fund's investment objectives and investment program, each Fund may invest to varying degrees in high and medium quality fixed-income securities. Fixed-income securities are considered high-grade if they are rated at least A or its equivalent by any NRSRO or, if unrated, are determined to be of comparable investment quality by the Manager or the Fund's Adviser, as appropriate. High-grade fixed-income securities are considered to have a very strong capacity to pay principal and interest. Fixed-income securities are considered investment-grade if they are rated, for example, at least Baa or its equivalent by any NRSRO or, if not rated, are determined to be of comparable investment quality by the Manager or the Fund's Adviser, as appropriate. Baa rated fixed-income securities are regarded as having an adequate capacity to pay principal and interest, although these securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. (See the Appendix for a description of each rating category.)

     The maturity of fixed-income securities may be considered long (ten or more years), intermediate (three to ten years), or short-term (two years or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of fixed-income securities, while an increase in interest rates generally reduces their value.

     Certain of these fixed-income securities are described below.

     MORTGAGE-BACKED SECURITIES. The Government Securities Fund, the Income and Equity Fund, and the Balanced Fund each may invest in mortgage-backed securities, which are securities representing interests in pools of mortgages. Interests in pools of mortgage-backed securities differ from other forms of debt securities (which normally provide for periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage-backed securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage-backed securities, such as securities guaranteed by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

     Unscheduled or early repayment of principal on mortgage-backed securities (arising from prepayment of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or agencies or instrumentalities of the U.S. Government. The principal governmental guarantor of mortgage-backed
securities is GNMA.   GNMA is authorized to guarantee, with the full faith and
credit of the U.S. Government, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and, after being approved by GNMA, is offered to investors through securities dealers.


     Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (I.E., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Mortgage-backed securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.


     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Pcs are not backed by the full faith and credit of the U.S. Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools, because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets each Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Each Fund may buy mortgage-backed securities without insurance or guarantees if its Adviser determines that the securities meet that Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Each Fund will limit its investment in mortgage-backed securities or other securities which may be considered illiquid or not readily marketable to no more than 15% of that Fund's total assets.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). The Government Securities Fund, the Income and Equity Fund, and the Balanced Fund may invest in CMOs. CMOs are debt securities collateralized by underlying whole mortgage loans or, more typically, by pools of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

     CMOs, however, are not "mortgage pass-through" securities, such as those described above. Rather they are pay-through securities, i.e., securities backed by the cash flow from the underlying mortgages. Investors in CMOs are not owners of the underlying mortgages, which serve as collateral for such debt securities, but are simply owners of a fixed income security backed by such pledged assets.

     CMOs are generally structured into multiple classes or tranches, each bearing a different stated maturity. The actual maturity and average life of a CMO will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series of CMO bonds (E.G., Series A, B, C, and Z bonds). Proceeds of the CMO bond offering are used to purchase mortgages or mortgage-backed certificates which are used as collateral for the loan ("Collateral"). The Collateral is generally pledged to a third party trustee as security for the CMO bond. Principal and interest payments from the Collateral are used to pay principal on the CMO bonds. The Series A, B, and C bonds all bear current interest. Interest on the Series Z bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C bond currently being paid off. When the Series A, B, and C bonds are paid in full, interest and principal on the Series Z bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.


     ASSET-BACKED SECURITIES.  The Income and Equity Fund and the Balanced
Fund each may invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations (such as Certificates for Automobile Receivables or "CARs" and Credit Card Receivables or "CARDs". Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. However, such securities may also be issued on a pay-through basis (like CMOs) and, in such case, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such asset and issuing such pay-through security. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) affiliated or unaffiliated with the issuers of such securities.

     Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities' weighted average life and reduce their overall return to certificate holders. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases, or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool. If consistent with their respective investment objectives and investment programs, the Government Securities Fund and the Income and Equity Fund each may invest in other asset-backed securities that may be developed in the future.

     The purchase of asset-backed securities raises considerations concerning the credit support for such securities due to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities.

     Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

     The development of asset-backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for such securities is not as well developed as that for mortgage-backed securities guaranteed by government agencies or instrumentalities. The Income and Equity Fund intends to limit its purchases of asset-backed securities to securities that are readily marketable at the time of purchase.

     ZERO COUPON BONDS. The Government Securities Fund and Income and Equity Fund each may invest in "zero coupon" bonds. Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to their maturity. Accordingly, such securities are sold at and usually trade at a deep discount from their face value. An investor, such as the Government Securities Fund or Income and Equity Fund, acquires a zero coupon bond at a price that is generally an amount based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than the bond's face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon bond, the investor receives the face value of the bond. The Funds may also invest up to 5% of its net assets in "pay-in-kind" securities (I.E., debt obligations the interest on which may be paid in the form of additional obligations of the same type rather than cash) which have characteristics similar to zero coupon securities. Zero coupon bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond.


     Zero coupon bonds and "pay-in-kind" securities may be more speculative and subject to greater fluctuations in their market value in response to changing interest rates than debt obligations that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon bonds eliminate any reinvestment risk and lock in a rate of return to maturity.

     For federal tax purposes, the holder of a zero coupon bond is required to accrue a portion of the discount at which the security was purchased (or, in the case of a "pay-in-kind" security, the difference between the issue price and the sum of all the amounts payable on redemption) as income each year even though the holder of such a security receives no interest payment on such security during the year. When a Fund owns a zero coupon bond or pay-in-kind security, this "phantom income" is treated as part of the income that a Fund must distribute each year to maintain its status as a regulated investment company, under the Internal Revenue Code of 1986 (the "Code"). As a result, since this "phantom income" may result in the payment of actual cash distributions to Fund shareholders, purchases of zero coupon and pay-in-kind securities could reduce the amount of cash available for investment by each Fund.

     PERCS. The Income and Equity Fund may invest up to 5% of its net assets in Preference Equity Redemption Cumulative Stock, more commonly known as PERCS. A PERCS is a preferred stock with an "out-of-the-money" call option written by the purchaser of the PERCS to the issuer of the PERCS. Most PERCS expire three years from the date of issue, at which time they are exchangeable for the issuer's common stock or cash, at the option of the issuer. Under a typical arrangement, if after three years the issuer's common stock is below the call price established by the PERCS, each PERCS would convert to one share of common stock. If however, the issuer's common stock is trading above the call price, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS' holder is determined by dividing the call price of the PERCS by the market price of the issuer's common stock. Some PERCS provide that they can be called immediately if the issuer's common stock is trading at a specified level or better. Investors, such as the Income and Equity Fund, that seek current income find PERCS attractive because a PERCS provides a higher dividend income than that paid with respect to a company's common stock.

     LYONS. The Income and Equity Fund may invest up to 5% of its net assets in Liquid Yield Option Notes or LYONS. LYONS combine features commonly associated with convertible bonds with those of zero coupon bonds. LYONS are debt securities issued in zero coupon form (they are issued at a discount from par and pay interest only at maturity). Like convertible bonds, LYONS may be converted, upon payment of a conversion premium, into a fixed number of shares of common stock at any time. LYONS also have a put feature which allows the holder to redeem the LYONS at the initial offering price plus accrued interest on specified dates, usually three to five years after a LYONS has been issued. Upon exercise of a put, the holder of the LYONS may receive cash, common stock, subordinated debt, or a combination thereof depending upon the type of LYONS.

     LYONS, if held to maturity (usually 15 to 20 years), provide a fixed rate of return. If the conversion option is exercised, they offer the holder of the LYONS the ability to participate in the potential growth of the value of the underlying common stock. The put option feature of a LYON offers holders a degree of liquidity. In addition, LYONS are also listed on national securities exchanges, but there is no assurance that a secondary market for the LYONS will exist.

WHEN-ISSUED, DELAYED ISSUE, AND FORWARD COMMITMENT SECURITIES

     Each Fund may, from time to time, purchase securities on a "when-issued", delayed delivery, or forward commitment basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.

Normally, the settlement date occurs within one month of the purchase, but may take up to four months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. The price of the securities are subject to market fluctuation. Accordingly, when-issued securities and forward commitments involve a risk of loss if the value of the security to be purchased declines before the settlement date. The Manager and the Advisers for the Funds do not believe that the net asset value or income of the Funds will be adversely affected by the purchase of securities on a when-issued or forward commitment basis. No Fund will enter into such transactions for leverage (borrowing) purposes. While when-issued securities may be sold before the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. When a Fund makes the commitment to purchase a security on a when-issued or forward commitment basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued and forward commitment securities.


WARRANTS

     Warrants are securities that give the holder the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is higher than the prevailing market price of the underlying security at the time the warrant is issued, while the market value of the warrant is typically much lower than the current market price of the underlying securities. Warrants are generally considered to be more risky investments than the underlying securities, but may offer greater potential for capital appreciation than the underlying securities.

     Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. Each Fund will limit its investment in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of its net assets.

SECURITIES LOANS

     For purposes of realizing additional income, each Fund may make secured loans of its portfolio securities amounting to no more than 30% of the value of that Fund's total assets. Securities loans are made to broker-dealers and other financial institutions approved by the Board of Directors of the Company. Loans of securities by the Funds are made pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to the securities loaned, as marked-to-market on a daily basis. The collateral received will consist of cash, U.S. Government Securities, letters of credit or such other collateral as permitted by interpretations or rules of the Securities and Exchange Commission ("SEC") and approved by the Company's Board of Directors. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. On termination of the loan, the borrower will be required to return the securities lent to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities.

     Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.

     As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when the Company's Board of Directors considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and when the Manager or a Fund's Adviser believes that the interest earned from such loans justifies the attendant risks.

INVESTMENT IN OTHER INVESTMENT COMPANIES


     The Government Securities Fund, the Balanced Fund and the Small Cap Fund may each invest in other investment companies. Each Fund's investment in other investment companies is limited in amount by the 1940 Act, so that each Fund may purchase shares in another investment company unless (i) such a purchase would cause the Fund to own, in the aggregate, more than 3% of the total outstanding voting stock of the acquired company, (ii) such a purchase would cause the Fund to have more than 5% of its total assets invested in one investment company,
(iii) such a purchase would cause the Fund to have more than 10% of its total assets invested in all other investment companies in the aggregate, or (iv) all Funds in the Company would own more than 10% of the total outstanding voting stock of such registered investment company. Such investments may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. In addition, the return from such an investment will be reduced by the operating expenses and fees of such other investment companies, including applicable advisory fees. Although each Fund, other than the Income and Equity Fund and the Growth Fund, is permitted to invest in other investment companies, each Fund has no current intention (i.e., in the next year) of so doing.


DEPOSITARY RECEIPTS AND FOREIGN SECURITIES

     Each of the Funds, as specified in its investment program, may invest in foreign securities. Investments in foreign equity securities will be made primarily through the purchase of ADRs. Certain Funds may also utilize European Depositary Receipts ("EDRs") and may make direct market purchases of equity and fixed-income securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in the OTC securities market.
 EDRs are receipts issued in Europe generally by a foreign bank or trust company that evidence ownership of foreign or domestic securities.
Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs during an initial public offering, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs or EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since (i) ADRs are U.S. dollar-denominated investments which are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.


     To the extent that a fund invests in foreign securities, it may be subject to risks that are different, in some respects, from the risks associated with an investment in a mutual fund that invests only in securities of domestic issuers. Those risks include: (i) less publicly available information about the securities and about the foreign company or government issuing them; (ii) less comprehensive accounting, auditing, and financial reporting standards, practices, and requirements; (iii) stock markets outside the United States may be less developed or efficient than those in the United States and government supervision and regulation of those stock markets and brokers and the issuers in those markets is less comprehensive than that in the United States; (iv) the securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers; (v) settlement of transactions with respect to foreign securities may sometimes be delayed beyond periods customary in the United States; (vi) fixed brokerage commissions on certain foreign stock exchanges and custodial costs with respect to securities of foreign issuers generally exceed domestic costs;
(vii) with respect to some countries, there is the possibility of unfavorable changes in investment or exchange control regulations, expropriation, or confiscatory taxation, taxation at the source of the income payment or dividend distribution, limitations on the removal of funds or other assets of each Fund, political or social instability, or diplomatic developments that could adversely affect United States investments in those countries; and (viii) foreign securities denominated in foreign currencies may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations and each Fund may incur costs in connection with conversions between various currencies. Specifically, to facilitate each Fund's purchase of securities denominated in foreign currencies, the Funds may engage in currency exchange transactions to convert currencies to or from U.S. dollars. The Funds do not intend to hedge their foreign currency risks and will engage in currency exchange transactions on a spot (I.E., cash) basis only at the spot rate prevailing in the foreign exchange market. As a result of these risks, the selection of securities of foreign issuers may be more difficult and subject to greater risks than investment in domestic issuers.

OPTIONS ON SECURITIES


     The Balanced Fund, Growth Fund and Small Cap Fund each may write covered put and call options on securities and may purchase put and call options on securities. Each Fund will only utilize options on securities that are exchange traded.


     A call option is a contract that gives the purchaser thereof, during the term of the option, the right to buy a specified amount of the security underlying the call option at a fixed price (called the exercise or "strike" price) upon exercise of the option. Conversely, a put option is a contract that gives the purchaser thereof, during the term of the option, the right to sell a specified amount of the security underlying the put option at the exercise price upon exercise of the option.


     Through the writing of a covered call option, a Fund will receive premium income but will also thereby obligate itself during the term of the option, upon the exercise thereof, to sell at a specified price to the purchaser of such option the security underlying the option regardless of the market value of the security during the option period. Through the writing of a covered put option, a Fund will receive premium income but will also thereby obligate itself during the term of the option, upon the exercise thereof, to purchase at a specified price from the holder of the put option the security underlying the option regardless of the market value of the security during the option period.


     To "cover" a call option written, a Fund may, for example, identify and make available for sale the specific portfolio security to which the option relates or may establish a segregated asset account with the Company's custodian, containing cash or liquid assets that, when added to amounts, if any, deposited with its broker as margin, equal the market value of the securities underlying the call option written. To cover a put option written, a Fund may, for example, establish a segregated asset account with the Company's custodian containing cash or liquid assets that, when added to amounts, if any, deposited with its broker as margin, equal the market value of the securities underlying the put option written.

     Each Fund may purchase put options on securities for defensive purposes in order to hedge against an anticipated decline in the value of its portfolio securities. Each Fund may purchase call options on securities to take advantage of anticipated increases in the value of its portfolio securities. In addition, each Fund may write put or call options on securities, for the purpose of generating additional income, which may partially offset the effects of adverse changes in the value of that Fund's portfolio securities.

     Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities subject to the option, they do involve certain risks that are different, in some respects, from the investment risks associated with similar funds that do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price, adjusted for premiums received; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities at prices which may not reflect their current market values; and purchasing put and call options -- possible loss of the entire premium paid if the option expires unexercised.

PORTFOLIO TURNOVER

     The Funds had the following portfolio turnover rates for the fiscal years ended December 31, 1997 and 1998:


                   Government      Income and     Balanced Fund  Small Cap Fund
                  Security Fund    Equity Fund
--------------------------------------------------------------------------------
      1998             42%             17%             54%             50%

      1997             69%             42%             64%             31%



     No data is shown for the Growth Fund, because it had not yet commenced operations.


     Portfolio turnover rates reflect the investment manager's capital allocation decision-making in response to market and economic conditions and each Fund's stated investment philosophy and policies. The Government Securities and Income and Equity Funds' portfolio turnover rates decreased during 1998 as a result of the manager's limited need to reallocate capital from intermediate and longer-term fixed income securities since interest rates continued their downward trend. The Small Cap Fund's portfolio turnover rate was higher in 1998, as a result of greater volatility in the market. The manager sold fully-valued and underperforming companies in response to a small cap market correction from April to the end of the year.


                         INVESTMENT POLICIES AND RESTRICTIONS

     In addition to the policies and restrictions set forth in the Prospectus with respect to each Fund, which are described as fundamental investment policies, investment restrictions (1), (2), (3), (5), (7), (11), (14), (16) and
(17) described below, have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectus and in this Statement of Additional Information, the term "majority of the outstanding voting securities" means the lesser of (1) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.


     The following investment restrictions apply to each Fund except as indicated to the contrary.


     A Fund will not:

     (1) MARGIN AND SHORT SALES: Purchase securities on margin or sell securities short, except each Fund may make margin deposits in connection with permissible options and futures transactions subject to restrictions (5) and (8) below and may make short sales against the box. As a matter of operating policy, no Fund has a current intention, in the foreseeable future (I.E., the next year), of making margin deposits in connection with futures transactions or making short sales against the box;

     (2) SENIOR SECURITIES AND BORROWING: Issue any class of securities senior to any other class of securities, although each Fund may borrow for temporary or emergency purposes. Each Fund may borrow up to 15% of its total assets. Each Fund will not borrow money except temporarily from banks to facilitate redemptions requests that might otherwise require untimely disposition of portfolio securities. No securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets. Each Fund may each enter into futures contracts subject to restriction (5) below;

     (3) REAL ESTATE: Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objectives, investment program, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate investment trusts, master limited partnerships traded on a national securities exchange, mortgage pass-through securities, mortgage-backed securities, and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities. In order to comply with the securities laws of several states, the Balanced Fund and Small Cap Fund (as a matter of operating policy) will not invest in securities of real estate investment trusts, if by reason thereof the value of each Fund's aggregate investment in such securities would exceed 10% of its total costs.

     (4) CONTROL OF PORTFOLIO COMPANIES: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies;

     (5) COMMODITIES: Purchase or sell commodities and invest in commodities futures contracts, except that each Fund may enter into only those futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such future contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. As a matter of operating policy, no Fund has any current intention, in the foreseeable future (I.E., the next year), of entering into futures contracts or options thereon;


     (6) INVESTMENT COMPANIES: Invest in the securities of other investment companies, except that each Fund, other than the Income and Equity Fund and Growth Fund, may purchase securities of other investment companies only in those circumstances in which each Fund (i) owns no more than 3% of the total outstanding voting securities of any other investment company, (ii) invests no more than 5% of its total assets in the securities of any one investment company, and (iii) invests no more than 10% of its total assets in the securities of all other investment companies in the aggregate;


     (7) UNDERWRITING: Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with that Fund's investment objectives, investment program, policies, and restrictions;

     (8) OPTIONS, STRADDLES, AND SPREADS: Invest in puts, calls, straddles, spreads or any combination thereof, except that each Fund may invest in and commit its assets to writing and purchasing only those put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation to the extent permitted by the Prospectus and this Statement of Additional Information. The Fund will write only those put or call options that are considered to be appropriately covered. In order to comply with the securities laws of several states, no Fund (as a matter of operating policy) will write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options for that Fund exceeds 25% of the market value of that Fund's net assets. The Government Securities Fund and the Income and Equity Fund have no current intention, in the foreseeable future (I.E., the next year), of investing in options, straddles, spreads, or any combination thereof;

     (9) OIL AND GAS PROGRAMS: Invest in interests in oil, gas, or other mineral exploration or development programs or oil, gas and mineral leases, although investments may be made in the securities of issuers engaged in any such businesses;

     (10) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS: Purchase or retain the securities of any issuer if to the knowledge of the Company, those officers and directors of the Company, the Manager or the Advisers who individually own more than 1/2 of 1% of the securities of such issuer collectively own more than 5% of the securities of such issuer;

     (11) LOANS: Make loans, except that each Fund in accordance with that Fund's investment objectives, investment program, policies, and restrictions may
(i) make loans of portfolio securities with a value of up to 30% of that Fund's total assets, (ii) invest in a portion of an issue of publicly issued or privately placed bonds, debentures, notes, and other debt securities for investment purposes, and (iii) purchase money market securities and enter into repurchase agreements, provided such instruments are fully collateralized and marked to market daily;

     (12) UNSEASONED ISSUERS: The Balanced Fund and Growth Fund will not invest more than 5%, and the Small Cap Fund will not invest more than 10%, of its total assets in securities of issuers, including their predecessors and unconditional guarantors, which, at the time of purchase, have been in operation for less than three years, other than obligations issued or guaranteed by the United States Government, its agencies, and instrumentalities;


     (13) ILLIQUID SECURITIES AND SECURITIES NOT READILY MARKETABLE: Knowingly purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of a Fund's net assets would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and foreign issuers whose securities are not listed on a recognized domestic or foreign exchange. Some investments
may be determined by the Funds to be illiquid.   Illiquid securities are
securities which each Fund cannot sell or dispose of in the ordinary course of business at an acceptable price, securities which are subject to legal or contractual restrictions on disposition, other securities for which no readily available market exists, and repurchase agreements and time deposits with a maturity of more than seven days. Difficulty in selling securities may result in a loss and may be costly to a Fund. As a matter of operating policy, in compliance with certain state securities regulations, no more than 5% of any Fund's net assets will be invested in restricted securities;

     (14) MORTGAGING: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except (i) as may be necessary in connection with permissible borrowings (in which event such mortgaging, pledging, and hypothecating may not exceed 15% of each Fund's total assets) and (ii) as may be necessary in connection with each Fund's use of permissible options and futures transactions, subject to restrictions (5) and
(8) above;

     (15) WARRANTS: Invest more than 5% of a Fund's net assets in warrants, and will further limit its investment in unlisted warrants to no more than 2% of its net assets;

     (16) DIVERSIFICATION: Make an investment unless 75% of the value of that Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that no more than 5% of the value of the Fund's total assets would be invested in any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are securities issued by the U.S. Government, its agencies and instrumentalities, and such repurchase agreements are fully collateralized by such securities. A Fund will not with respect to 75% of its total assets invest in more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government Securities); and

     (17) CONCENTRATION: Except for the Government Securities Fund, purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of a Fund in that industry would exceed 25% of the current value of the total assets of that Fund. In those instances in which the Government Securities Fund invests more than 25% of its total assets in dividend-paying common stocks, the Government Securities Fund will concentrate its investments in securities of issuers in the public utilities industry.

     The Government Securities Fund may invest more than 25% of its total assets in dividend-paying utility company common stocks when Spectrum anticipates that interest rates will decline. Thus, investments in dividend-paying common stocks of issuers in the public utility industry will serve as substitutes for investment in long-term bonds. Concentration in securities in the public utility industry will occur when utilizing such securities as substitutes for long-term bonds is consistent with managing the Fund to increase the Fund's total rate of return. Thus, concentration of investments in this area would be made when the current yield on U.S. Government 30-year bonds declines 60 basis points (6/10 of 1%) from previous yield peaks for the period of the last 50 trading days. The Fund would reverse its concentration of investments when the current yield on U.S. Government bonds rises 60 basis points (6/10 of 1%) from previous yield lows for the period of the last 50 trading days.

                       INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER, CO-MANAGER, AND ADVISERS

     Pacific Global Investment Management Company (the "Manager" or "Pacific Global") serves as manager pursuant to separate agreements between the Company on behalf of each Fund and the Manager (the "Agreements"). The Manager and the Company, on behalf of the Government Securities Fund and the Balanced Fund, have entered into sub-advisory agreements ("Sub-Advisory Agreements") with registered investment advisers (the "Adviser(s)"). Spectrum Asset Management, Inc. ("Spectrum") serves as Adviser to the Government Securities Fund; Hamilton & Bache, Inc. ("Hamilton & Bache") serves as Adviser to the Balanced Fund; and Pacific Global serves as Adviser to the Small Cap Fund and the Growth Fund. The Company, on behalf of the Income and Equity Fund, entered into a co-management agreement ("Co-Management Agreement") with the Manager and Hamilton & Bache on August 1, 1997. Under the Co-Management Agreement, the Manager and Hamilton & Bache ("Co-Manager") co-manage the investment and reinvestment of the Fund's shares. Each Agreement, Sub-Advisory Agreement and the Co-Management Agreement were approved by the Board of Directors, including a majority of the non-"interested" persons. Each Agreement, Sub-Advisory Agreement and the Co-Management Agreement also have been approved by applicable shareholders.


     PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY. The directors and principal executive officers of the Manager are: George A. Henning, Chairman, President and Director; Thomas H. Hanson, Executive Vice President and Director; Paul W. Henning, Treasurer; Siegfred S. Kagawa, Marjorie Derby, Manabi Hirasaki, William
H. McCary, and John P. Willoughby (Directors); and Victoria Breen (Assistant Secretary and Director of the Manager and Pacific Global Investor Services, Inc.). George Henning is the principal stockholder of the Manager. Pacific Global Fund Distributors, Inc. (the "Distributor") and the Transfer Agent, Pacific Global Investor Services, Inc. ("PGIS"), are fully-owned subsidiaries of the Manager and George A. Henning is Chairman of the Distributor and the Transfer Agent. Thomas H. Hanson is President of the Transfer Agent and the Distributor. Paul W. Henning is Treasurer of the Distributor and the Transfer Agent. Siegfried Kagawa owns more than 5% of the outstanding shares of the Manager.


     ADVISERS AND CO-MANAGER. Spectrum is a California corporation, the majority of shares of which are owned by R. "Kelly" Kelly and Marc Kelly. Hamilton & Bache is a California corporation all of the shares of which are owned by Mary N. Hamilton and Stephen K. Bache.

     MANAGER'S RESPONSIBILITIES. In addition to the duties set forth in the Prospectus, the Manager, in furtherance of such duties and responsibilities, is authorized in its discretion to perform or to cause or permit the Advisers to:
(i) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through broker-dealers, underwriters, or issuers selected by the Manager; (iii) prepare and supervise the preparation of shareholder reports and other shareholder communications; (iv) obtain and evaluate business and financial information in connection with the exercise of its duties; and (v) formulate and implement a continuing program for the management of each Fund's assets. Pursuant to the Co-Management Agreement, the Manager and Co-Manager are equally responsible for carrying out the duties specified above with respect to the Income and Equity Fund.

     In addition, the Manager will furnish to or place at the disposal of the Funds such information and reports as requested by or as the Manager believes would be helpful to the Funds. The Manager has agreed to permit individuals who are among its officers or employees to serve as officers, directors, and members of any committees or advisory board of the Board of the Company without cost to the Company. The Manager has agreed to pay all salaries, expenses, and fees of the directors and officers of the Company who are affiliated with the Manager, the Distributor, or the Company; provided, however, that the Company will reimburse the Manager for expenses incurred, if any, by the Manager in responding to telephonic inquiries from, and mailing information to, shareholders and registered representatives requesting shareholder information concerning the Funds on behalf of shareholders of the Funds. The expenses to be reimbursed, if any, include a portion of the cost of employee compensation, telephone charges, office space, office equipment, and office services properly allocable to the shareholder services described directly above.

     THE MANAGER'S, CO-MANAGER'S AND ADVISERS' FEES. The Company pays the Manager management fees at the annual rates described in the Table below. The Manager is responsible for paying the Advisers the fees also described in the Table. As further described in the Table, the Company pays Hamilton & Bache for its services as Co-Manager to the Income and Equity Fund. For the fiscal years ending December 31, 1996, 1997, and 1998, the Manager received the fees shown in the table below for its services as Investment Manager to the Funds. The Manager did not receive any fees with respect to the Growth Fund in any of those years, because the Growth Fund had not yet commenced operations.

                  Government       Income and
     Year      Securities Fund     Equity Fund   Balanced Fund   Small Cap Fund
--------------------------------------------------------------------------------
     1996          $16,345             $0             $0             $46,424

     1997             $0               $0           $12,970          $75,003

     1998             $0               $0           $21,798          $80,152

For the fiscal years ending December 31, 1996, 1997, and 1998, the Advisers received for their services to the Government Securities Fund and the Balanced Fund the fees shown in the table below.

          Year           Government Securities Fund         Balanced Fund
--------------------------------------------------------------------------------
          1996                     $8,800                         $0

          1997                       $0                           $0

          1998                       $0                           $0

For the period ended December 31, 1997, and the fiscal year ending
December 31, 1998, no fees were paid to Hamilton & Bache for its services as Co-Manager to the Income and Equity Fund. However, the Manager gave shares of its common stock to Hamilton & Bache in lieu of cash fees for its services
(a) as Adviser to the Balanced Fund during the fiscal years ending
December 31, 1997 and 1998 and (b) as Co-Manager to the Income and Equity Fund for the period ended December 31, 1997 and the fiscal year ending December 31, 1998. The Manager anticipates giving additional shares to Hamilton & Bache for its services as Adviser and Co-Manager to be provided in fiscal year 1999.

                         MANAGEMENT AND ADVISORY FEE RATES

 GOVERNMENT SECURITIES FUND

 Average Daily Net Assets                  Management Fee    Sub-Advisory Fee
 ------------------------                  --------------    ----------------
 First $200 million                             .65                 .35
 next $100 million                              .60                 .32
 next $200 million                              .55                 .29
 next $250 million                              .50                 .26
 next $250 million                              .45                 .23
 over $1 billion                                .40                 .20


                                         S-19

 INCOME AND EQUITY FUND


 Average Daily Net Assets                  Management Fee    Sub-Advisory Fee
 ------------------------                  --------------    ----------------
 First $100 million                             .40                 .35
 next $100 million                              .37                 .33
 next $100 million                              .34                 .31
 next $100 million                              .31                 .29
 next $100 million                              .28                 .27
 over $500 million                              .25                 .25

 BALANCED FUND AND GROWTH FUND


 Average Daily Net Assets                  Management Fee    Sub-Advisory Fee
 ------------------------                  --------------    ----------------
 First $200 million                             .75                 .40
 next $200 million                              .70                 .37
 next $200 million                              .65                 .34
 next $200 million                              .60                 .31
 next $200 million                              .55                 .28
 over $1 billion                                .50                 .25

 SMALL CAP FUND


 Average Daily Net Assets                  Management Fee
 ------------------------                  --------------
 First $200 million                             .75
 next $200 million                              .72
 next $200 million                              .69
 over $600 million                              .66

     EXPENSE LIMITATION AGREEMENTS. The Company bears all expenses of its operation, other than those assumed by the Manager. The Manager, Co-Manager and the Advisers have voluntarily entered into Expense Limitation Agreements with each Fund, pursuant to which they may waive their management and advisory fees, respectively, and/or absorb certain expenses for each Fund. Pursuant to these Agreements, the Manager currently (a) will waive its management fee and/or absorb expenses to the extent necessary to maintain the total Fund Operating Expenses of the Class A shares of the Government Securities Fund, the Income and Equity Fund, and the Growth Fund at 1.65%, 1.85%, and 2.50%, respectively, of average net assets, and to maintain the total Fund Operating Expenses of the Class C shares of those three Funds at 2.40%, 2.60%, and 3.25% respectively, of average net assets, (b) will waive its management fee for the Balanced Fund by 0.40% of average net assets, and (c) will not waive its fee or absorb expenses of the Small Cap Fund. The Co-Manager of the Income and Equity Fund also has agreed to waive its management fee to the extent necessary to enable that Fund to meet the expense limitations set forth above. PGIS has also agreed to waive the transfer agency fees on Class C shares of the Government Securities Fund, the Income and Equity Fund, and the Growth Fund to the extent necessary to enable those Funds to meet the expense limitations described above. These Agreements continue from year to year unless terminated by one of the parties. In addition, the Manager may discontinue or change these fee waiver and expense reimbursement arrangements at any time upon 90 days notice to the relevant Fund.


     Except with respect to the Growth Fund, the Company may reimburse the Manager and/or the Co-Manager for fees so waived and expenses so assumed, and for fees waived and expenses assumed in past years with respect to the Funds, at such time as such Fund's expenses do not exceed 2.5% of average net assets, the assets of such Fund are $20 million or greater, and the payment of such reimbursement would not cause such Fund's expenses to exceed 2.5% of average net assets. Any such reimbursement payments will be determined separately for each Fund and Class of shares and will cause the relevant Fund's operating expenses and expense ratio to be higher than they would otherwise be. Transfer Agency fees waived by PGIS with respect to Class C shares and any fees waived or expenses assumed with respect to the Growth Fund, pursuant to the current Expense Limitation Agreements, will not be reimbursed.

DISTRIBUTION OF FUND SHARES

     PRINCIPAL UNDERWRITER. Pacific Global Fund Distributors, Inc., a wholly-owned subsidiary of the Manager, is the principal underwriter of our shares. It is located at 206 North Jackson Street, Suite 201, Glendale, California 91206. Under the Distribution Agreement, the Distributor has agreed to use its best efforts to promote the Funds and to solicit orders for purchase of Fund shares. The Funds engage in a continuous offering of their shares. The Distributor may enter into Selling Group Agreements with unaffiliated broker-dealers for the sale of Fund shares and may sell Fund shares through banks and other financial services firms. The Distributor pays commissions to broker-dealers selling Fund shares, as described below. Sales of Fund shares may also be a factor in selecting broker-dealers to execute portfolio transactions. The Distributor may act as a broker for the Company in conformity with the securities laws and rules thereunder. For the fiscal years ending December 31, 1996, 1997, and 1998, the aggregate amount of underwriting commissions paid by the Funds and the amount retained by the Distributor are as follows:


 Year            Aggregate Underwriting       Amount Retained by Distributor
                 Commissions
--------------------------------------------------------------------------------
 1996                 $101,862                         $17,127

 1997                 $225,703                         $39,059

 1998                 $133,442                         $22,593



In the fiscal year ended December 31, 1998, the Funds paid the Distributor $22,593 in net underwriting discounts and commissions, $474 in contingent deferred sales charges, $61,315 in brokerage commissions, and $5,110 in Rule 12b-1 fees.


     DEALER REALLOWANCES.  Current sales charges and dealer concessions are:

GOVERNMENT SECURITIES FUND AND INCOME AND EQUITY FUND

                                   As
                                   Percentage          Amount
                                   of Offering         Reallowed
     Amount of Purchase            Price               to Dealers*
     ------------------            -----               -----------
Less than $ 50,000                 4.75%               4.00%
$   50,000 - $  99,999             4.50%               3.75%
$  100,000 - $ 249,999             3.50%               2.75%
$  250,000 - $ 499,999             2.50%               2.00%
$  500,000 - $ 999,999             2.00%               1.60%
$  1 million and over              0.00%               see below


BALANCED FUND, GROWTH FUND, AND SMALL CAP FUND

                                   As
                                   Percentage          Amount
                                   of Offering         Reallowed
     Amount of Purchase            Price               to Dealers*
     ------------------            -----               -----------
Less than $ 25,000                 5.75%               4.75%
$   25,000 - $  49,999             5.50%               4.75%
$   50,000 - $  99,999             4.75%               4.00%
$  100,000 - $ 249,999             3.75%               3.00%
$  250,000 - $ 499,999             2.50%               2.00%
$  500,000 - $ 999,999             2.00%               1.60%
$  1 million and over              0.00%               see below

     The amount reallowed to dealers is shown as a percentage of the offering price. Under certain circumstances, commissions up to the full amount of the sales charge may be reallowed to Authorized Dealers. Dealers that receive 90% or more of the sales load may be deemed to be underwriters under the Securities Act of 1933. Additionally the Distributor may use payments under the Distribution Plan or its own resources to provide additional compensation in the form of promotional merchandise, marketing support, travel or other incentive programs.


     On purchases by a "Single Purchaser" aggregating $1 million or more, the Distributor will pay Authorized Dealers an amount equal to 1% of the first $2 million of such purchases, plus .50% of the next $1 million, plus .20% of the next $1 million, plus .03% of the portion of such purchases in excess of $4 million. For this purpose, the Distributor will consider a "Single Purchaser" to be: (1) an individual and his or her spouse and minor children; and (2) a trustee or other fiduciary purchasing for a single fiduciary account or trust estate, including qualified employee benefit plans of the same employer.



     DISTRIBUTION PLAN. The Company has adopted a Plan of Distribution for its Class A Shares (the "Class A Plan") and a Plan of Distribution for its Class C Shares (the "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Company pays the Distributor quarterly at a rate not to exceed .0625% of the Company's average daily net assets attributable to Class A shares during the quarter. Pursuant to the Class C Plan, the Company pays the Distributor quarterly at a rate not to exceed .25% of the Company's average daily net assets attributable to Class C shares during the quarter. The Distributor, in turn, pays certain securities dealers or brokers, administrators and others ("Recipients") based on the average daily net asset value of the Class A and Class C Shares, as appropriate, of the Company owned by that Recipient or its customers during that quarter. The Distributor also retains certain Rule 12b-1 fees based on the average daily net asset value of the Fund shares owned by shareholders who are customers of the Distributor. No such payments are made to any Recipient in any quarter if the aggregate net asset value of the Class A and Class C Shares of the Company shares held by the Recipient or its customers at the end of such quarter, taken without regard to the minimum holding period, does not exceed a minimum amount. The minimum holding period and the minimum level of holdings, if any, is determined from time to time by a majority of the Directors who are not "interested persons" ("Independent Directors") of the Company. The services to be provided by Recipients may include, but are not limited to, distributing sales literature, answering routine customer inquiries regarding the Company, assisting in establishing and maintaining accounts or sub-accounts in the Company and processing purchase and redemption transactions, making the Company's investment plans and shareholder services options available, and providing such other information and services as the Distributor or the Company may reasonably request from time to time.



     Other than fees paid to the Distributor with respect to its own customers, all of the fees paid to the Distributor pursuant to the Class A Plan will be used to pay Recipients for shareholder services rendered to the shareholders of the Funds, and all of the fees paid to the Distributor pursuant to the Class C Plan will be used to pay Recipients for shareholder and distribution services. Any unreimbursed expenses incurred during any quarter by the Distributor may not be recovered in later periods. The Class A Plan has the effect of increasing annual expenses of the Company by up to
 .25% of the Company's average daily net assets attributable to Class A shares, while the Class C Plan has the affect of increasing annual expenses of the Company by up to 1.00% of the Company's average daily net assets attributable to Class C shares. For the fiscal year ended December 31, 1998, the Funds made the following Rule 12b-1 payments:



                   Government
                   Securities      Income and
                      Fund         Equity Fund    Balanced Fund  Small Cap Fund
--------------------------------------------------------------------------------
Class A Shares       $8,949           $5,080          $11,458        $26,377

Class C Shares       $2,233           $2,368           $1,466         $1,993


No Rule 12b-1 payments were made in 1998 by the Growth Fund, as it had not commenced operations.

TRANSFER AGENT AND ADMINISTRATIVE SERVICES AGENT

     Pacific Global Investor Services, Inc. ("PGIS"), a wholly-owned subsidiary of the Manager, acts as the Transfer Agent, Dividend Disbursing Agent, and Administrative Services Agent for all of the Funds. PGIS is located at 206 North Jackson Street, Suite 201, Glendale, California 91206.


     PGIS is compensated for these services by the Company pursuant to the Transfer Agency, Dividend Disbursing Agency and Administrative Service Agreement. These administrative services include assisting the Manager by: maintaining the Company's corporate existence and corporate records; maintaining the Funds' registration under state law; coordination and supervision of the financial and accounting functions for the Funds; liaison with various agents and other parties employed by the Company (I.E., custodian, auditors, and attorneys); and the preparation and development of shareholder communications and reports. PGIS is reimbursed by the Fund for any expenditures on behalf of the Fund and is compensated for administrative services at the annual rate of
 .05% of average daily net assets, but in no event in excess of $25,000 per Fund per year. PGIS performs certain transfer agent and administrative services for the Distributor in connection with exchanges to and from the Eligible Funds.
The Distributor compensates PGIS for these services. PGIS may contract with unaffiliated entities for the provision of these services to the Company and the Distributor. PGIS is compensated separately for transfer agency services. The transfer agency fees depend on the number of shareholder accounts for the relevant Fund, subject to a minimum annual fee of $15,000 per Fund for Class A shares and $9,000 per Fund for Class C shares. As described above, PGIS has agreed to waive its transfer agency fees on Class C shares of the Government Securities Fund, the Income and Equity Fund, and the Growth Fund to the extent necessary to enable those Funds to meet the applicable expense limitations. See "Expense Limitation Agreements", at page S-20 to S-21 above. For the previous three fiscal years, PGIS received the following amounts from the Funds as fees for its services as Administrative Agent:


                   Government
                   Securities      Income and
      Year            Fund         Equity Fund    Balanced Fund  Small Cap Fund
--------------------------------------------------------------------------------
      1996           $3,225           $543           $1,250          $3,086
      1997           $2,795           $754           $2,292          $5,000
      1998           $2,412          $1,254          $3,114          $5,343

For the previous three fiscal years, PGIS received the following amounts from the Funds as fees for its services as Transfer Agent:

                   Government
                   Securities      Income and
      Year            Fund         Equity Fund    Balanced Fund  Small Cap Fund
--------------------------------------------------------------------------------
      1996           $15,000           $0            $15,000         $15,000
      1997           $15,000           $0            $15,000         $22,896
      1998           $15,000           $0            $17,784         $31,016

PGIS did not receive any fees with respect to the Growth Fund in any of those years, because the Growth Fund had not yet commenced operations.

CUSTODIAN

     United Missouri Bank, N.A. ("UMB, N.A."), P.O. Box 419226, Kansas City, Missouri 64141-6226, is custodian of the securities and cash owned by the Funds. UMB, N.A. is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, computing the net asset value of the Funds, calculating each Fund's standardized performance information, and performing other administrative duties, all as directed by persons authorized by the Company. UMB, N.A. does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Company. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of UMB, N.A. and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Company or Participants' Trust Company. Pursuant to the Custody Agreement, portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of UMB, N.A. and such other custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of UMB, N.A. and may purchase or sell securities from or to UMB, N.A.


                       MANAGEMENT OF THE COMPANY AND ITS FUNDS

DIRECTORS AND OFFICERS


     Under Maryland law, the Board of Directors is responsible for the overall management and supervision of its affairs. The directors and officers of the Company, together with information as to their ages, principal addresses and business occupations during the last five years, are shown below. An asterisk next to a name indicates that a Director is considered an "interested person" of the Company (as defined in the 1940 Act). Unless otherwise indicated the address for each Director or officer is 206 North Jackson Street, Suite 201, Glendale, California 91206.



*Thomas M. Brinker (65)                      President, Fringe Benefits, Inc./Financial Foresight, Ltd., d/b/a The Brinker
Director                                     Organization (Financial services companies)
1 North Ormond Avenue
Havertown, Pennsylvania  19083

*Victoria Breen (47)                         Assistant Secretary and Director, Pacific Global Investment Management Company,
Director                                     Pacific Global Investor Services, Inc.; General Agent, Transamerica Life Companies
603 West Ojai Avenue                         and Registered Principal, Transamerica Financial Resources, Inc.; Branch Manager,
Ojai, California  93023                      Derby & Derby, Inc./Pacific Asset Group, Inc./Financial West Group (Financial
                                             services companies)

Kathleen M. Fishkin (51)                     Certified Public Accountant, Murchison & Marek (Public Accounting)
Director
3780 Kilroy Airport Way
Suite 820
Long Beach, California  90806

L. Michael Haller, III (55)                  Senior Vice President, THQ Inc.; President, International Media Group, Inc.;
Director                                     Consultant, Asahi Broadcasting Corp. (Entertainment companies)
5016 N. Parkway
Suite 100
Calabasas, California 91302


*Thomas H. Hanson (49)                       Executive Vice President and Director, Pacific Global Investment Management Company;
Vice President and Secretary                 President and Director, Pacific Global Fund Distributors, Inc.; President and
                                             Director, Pacific Global Investor Services, Inc.; Owner, Director, Chairman,
                                             President, and CEO of TriVest Capital Management, Inc.; Vice President and Director,
                                             Pacific Global Investment Fund, Ltd.

                                                                    S-24

*George A. Henning (51)                      Chairman, President, and Director, Pacific Global Investment Management Company;
President and Chairman                       Chairman and Director, Pacific Global Fund Distributors, Inc.; Chairman and Director,
                                             Pacific Global Investor Services, Inc.; Chairman and Director, Pacific Global
                                             Investment Fund, Ltd.

*Paul W. Henning (41)                        Treasurer, Pacific Global Investment Management Company; Treasurer and Director,
Treasurer                                    Pacific Global Fund Distributors, Inc.; Treasurer, Pacific Global Investor Services,
                                             Inc.; Treasurer, Pacific Global Investment Fund, Ltd.; Assistant Controller,
                                             AdminaStar Defense Services, Inc. (Financial services company)

*Siegfred S. Kagawa (67)                     Chairman, Occidental Underwriters of Hawaii, Ltd.; General Agent, Transamerica Life
Director                                     Companies, (Financial services companies); Director, Pacific Global Investment
1163 S. Beretania Street                     Management Company
Honolulu, Hawaii  96814

Takashi Makinodan, Ph.D. (74)                Associate Director of Research, Geriatric Research Education Clinic Center, VA
Director                                     Medical Center; Director, Medical Treatment Effectiveness Program (MEDTEP), Center
107 S. Barrington Place                      on Asian and Pacific Islanders; Professor of Medicine, University of California, Los
Los Angeles, California 90049                Angeles; Adjunct Professor of Biology, University of Southern California (Medical
                                             Research)

Gerald E. Miller (69)                        Consultant for Securities Related Matters
Director
5262 Bridgetown Place
Westlake Village, CA 91362

Louise K. Taylor, Ph.D. (52)                 Superintendent, Monrovia Unified School District
Director
325 East Huntington Drive
Monrovia, California  91016



     Mr. Kagawa is an interested person of the Fund because he is a director of the Manager, he owns more than 5% of the Manager's voting shares, and he is a part owner of a company that acts as distributor for an offshore investment company managed by the Manager. George A. Henning and Paul A. Henning are brothers.

     The Officers of the Company, and the Directors who are interested persons of the Company, receive no compensation directly from the Company for performing the duties of their offices. They may receive remuneration indirectly as a result of their positions with the Investment Manager or other affiliates. The Directors who are not interested persons receive fees and expenses for Board and Committee meetings attended. The aggregate compensation paid by the Company to each of the Directors who is not an interested person during the fiscal year ended December 31, 1998, was $5,150. The Company does not maintain any retirement or pension plans.


COMMITTEES OF THE BOARD OF DIRECTORS


     The Company has an Audit Committee and an Executive Committee. The respective duties and current memberships are:

     AUDIT COMMITTEE: The members of the Audit Committee consult with the Company's independent auditors, if the auditors deem it desirable, and meet with the Company's independent auditors at least once annually to discuss the scope and results of the annual audit of the Funds and such other matters as the Committee members deem appropriate or desirable. Kathleen M. Fishkin, L. Michael Haller, Gerald E. Miller, and Louise K. Taylor are members of the Audit Committee.

     EXECUTIVE COMMITTEE: During intervals between Board Meetings, the Executive Committee possesses and may exercise all of the powers of the Board in the management of the Company except as to matters when Board action is specifically required; included within the scope of such powers are matters relating to valuation of securities held in each Fund's portfolio and the pricing of each Fund's shares for purchase and redemption. George A. Henning and Victoria Breen are members of the Executive Committee.

PRINCIPAL HOLDERS OF SECURITIES

     The names, addresses, and percentages of ownership of each person who owns of record or beneficially five percent or more of any class of any Fund's shares as of January 31, 1999, are listed below:


---------------------------------------------------------------------------------------
FUND                             SHAREHOLDER                           PERCENTAGE
Balanced Fund (A)                Charles Schwab Investment             58.85%
                                 Account
                                 101 Montgomery Street
                                 San Francisco, CA 94104
---------------------------------------------------------------------------------------
                                 Donaldson Lufkin & Jenrette Corp.      7.42%
                                 P.O. Box 2052
                                 Jersey City, NJ 07303
---------------------------------------------------------------------------------------
Balanced Fund (C)                Richard A. Haan                        7.16%
                                 6960 N. Greene Lane
                                 Flagstaff, AZ 86001
---------------------------------------------------------------------------------------
                                 William Burkhardt                      6.80%
                                 1305 Parkview Circle
                                 Downingtown, PA 19335
---------------------------------------------------------------------------------------
                                 Dale Dimond                           12.71%
                                 134 E. Third Street
                                 Media, PA 19063
---------------------------------------------------------------------------------------
                                 Maarten S. Sibinga                     8.44%
                                 249 Bortondale Road
                                 Media, PA 19063
---------------------------------------------------------------------------------------
                                 Anita M. Bovo                          7.28%
                                 352 Trevor Lane
                                 Bala Cynwyd, PA 19004
---------------------------------------------------------------------------------------
                                 Don DiSanti                            5.59%
                                 8630 Ditman Street #2
                                 Philadelphia, PA 19136-2102
---------------------------------------------------------------------------------------
                                 Joseph Moschella                       5.55%
                                 108 Sutton Road
                                 Ardmore, PA 19003
---------------------------------------------------------------------------------------
Government Securities            Donaldson Lufkin & Jenrette Corp.     15.98%
Fund (A)                         P.O. Box 2052
                                 Jersey City, NJ 07303
---------------------------------------------------------------------------------------
                                 Charles Schwab Investment             40.19%
                                 Account
                                 101 Montgomery Street
                                 San Francisco, CA 94104
---------------------------------------------------------------------------------------
                                 Michael Marcus                         5.40%
                                 1505 Rockclife Road
                                 Austin, TX 78746
---------------------------------------------------------------------------------------
Government Securities            Richard A. Haan                        7.13%
Fund (C)                         6960 N. Greene Lane
                                 Flagstaff, AZ 86001
---------------------------------------------------------------------------------------
                                 Robert & Patricia Schramm              9.27%
                                 416 Cherry Lane
                                 Havertown, PA 19083
---------------------------------------------------------------------------------------
                                 Mun Cham Wong                         28.08%
                                 1163 S. Beretania Street
                                 Honolulu, HI 96814
---------------------------------------------------------------------------------------
                                 Don DiSanti                            5.38%
                                 8630 Ditman Street #2
                                 Philadelphia, PA 19136-2102
---------------------------------------------------------------------------------------
                                 Charles Rein                          18.41%
                                 107 Deer Path Drive
                                 Churchville, PA 18066
---------------------------------------------------------------------------------------
Income & Equity Fund             Donaldson Lufkin & Jenrette Corp.     25.70%
(A)                              P.O. Box 2052
                                 Jersey City, NJ 07303
---------------------------------------------------------------------------------------
                                 Charles Schwab Investment              9.26%
                                 Account
                                 101 Montgomery Street
                                 San Francisco, CA 94104
---------------------------------------------------------------------------------------
                                 Wedbush Morgan Securities             10.82%
                                 P.O. Box 30014
                                 Los Angeles, CA 90030
---------------------------------------------------------------------------------------
Income & Equity Fund             Nina C. Suominen                       6.60%
(C)                              139 Conards Mill Road
                                 Lincoln University, PA 19352
---------------------------------------------------------------------------------------
                                 Maarten S. Sibinga                     5.22%
                                 249 Bortondale Road
                                 Media, PA 19063
---------------------------------------------------------------------------------------
                                 Mun Cham Wong                         33.42%
                                 1163 S. Beretania Street
                                 Honolulu, HI 96814
---------------------------------------------------------------------------------------
                                 Elizabeth T. Donohue                   6.25%
                                 7816 Oak Lane Road
                                 Chetenham, PA 19012
---------------------------------------------------------------------------------------
Small Cap Fund (A)               Donaldson Lufkin & Jenrette Corp.     21.24%
                                 P.O. Box 2052
                                 Jersey City, NJ 07303
---------------------------------------------------------------------------------------
Small Cap Fund (C)               Janet M. Ellefson                      7.04%
                                 RR1 Box 73
                                 Woodville, WI 54208
---------------------------------------------------------------------------------------
                                 Richard A. Haan                        6.99%
                                 6980 N. Greene Lane
                                 Flagstaff, AZ 86001
---------------------------------------------------------------------------------------
                                 Dale Dimond                            8.09%
                                 134 E. Third Street
                                 Media, PA 19063
---------------------------------------------------------------------------------------
                                 Maarten S. Sibinga                    13.24%
                                 249 Bortondale Road
                                 Media, PA 19063
---------------------------------------------------------------------------------------
                                 Mun Cham Wong                          6.41%
                                 1163 S. Beretania Street
                                 Honolulu, HI 96814
---------------------------------------------------------------------------------------
                                 Don DiSanti                           10.29%
                                 8630 Ditman Street #2
                                 Philadelphia, PA 19136-2102
---------------------------------------------------------------------------------------


The Fund believes that the shares held by the financial institutions listed above were held by the persons indicated in accounts for their fiduciary, agency or custodial clients.


     As of January 31, 1999, the Directors and Officers of the Company, as a group, owned 1.92% of the outstanding shares of the Small Cap Fund, 3.07% of the outstanding shares of the Income and Equity Fund, and 3.58% of the outstanding shares of the Government Securities Fund. As of January 31, 1999, the Directors and Officers of the Company, as a group, owned less than 1% of the Balanced Fund.



     As of the date of this Statement of Additional Information, Manabi Hirasaki owned 100% of the outstanding shares of the Growth Fund and, as a result, may be deemed to be a control person of the Growth Fund. Once the Growth Fund begins to sell its shares to the public, however, we anticipate that public shareholders will soon own sufficient Growth Fund shares that Mr. Hirasaki's shareholding, as a percentage of the shares outstanding, will no longer be deemed to constitute "control".


                                   CAPITAL STOCK

SERIES AND CLASSES OF SHARES.

     The Company is authorized to issue one billion shares of common stock, $.01 par value per share. The Company has designated 250 million shares as Class A shares and 250 million shares as Class C shares. Each share of capital stock issued with respect to a Fund has a pro-rata interest in the assets of that Fund and has no interest in the assets of any other Fund. Each Fund bears its own liabilities and its proportionate share of the general liabilities of the Company. The Board of Directors has the power to establish additional series or classes of shares.

     In the interest of economy and efficiency, the Company does not issue stock certificates. Shareholders of uncertificated shares have the same ownership rights as if certificates had been issued.

     The Company currently offers two Classes of shares for each Fund: Class A and Class C. Each Class represents an identical interest in a Fund's investment portfolio. Under the Company's multi-class system, shares of each Class of shares of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each Class shall have a different designation; (b) each Class of shares shall bear its "Class Expenses;" (c) each Class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each Class shall have separate voting rights on any matter submitted to shareholders in which the interests of one Class differ from the interests of any other Class; (e) each Class may have separate exchange privileges; and (f) each Class may have different conversion features, although a conversion feature is not currently contemplated. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes and will take appropriate action if any such conflict arises.

     Prior to the effective date of the Company's multi-class plan, the Company had one Class of shares, which was redesignated Class A. The redesignation did not change the rights and privileges of the Class A shares. For more information about the different Classes of shares of the Fund, please call 1-800-282-6693.

MEETINGS AND VOTING RIGHTS.

     The Company does not intend to hold annual shareholder meetings. Shareholders have certain rights, as set forth in the Company's Articles of Incorporation and By-Laws, including the right to call a special meeting of shareholders, upon the written request of the holders of at least 10% of the votes entitled to be cast at such meeting, for the purpose of voting on the removal of one or more Directors. Such removal may be effected upon the action of a majority of the outstanding shares of the Company. The Company has an obligation to assist in such shareholder communications.

     Shareholders are entitled to one vote per share. Shareholders of the Funds shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees has determined that the matter affects only the interest of shareholders of one or more Classes, in which case only the shareholders of such Class or Classes shall be entitled to vote thereon. Accordingly, shares of a Fund usually will be voted only with respect to that Fund, except for the election of directors and ratification of independent accountants. Approval by the shareholders of one Fund is effective as to that Fund. Shares have noncumulative voting rights, do not have preemptive or subscription rights, and are not transferable. Pursuant to the 1940 Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement and distribution plan relating to such Fund and of any changes in fundamental investment restrictions or policies of the Fund. Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon, as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Articles of Incorporation.


                                        TAXES

     Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. As such, it must meet the requirements of Subchapter M of the Code, including the requirements regarding the source and distribution of investment income and the diversification of investments.

     If, in any taxable year, a Fund should not qualify as a RIC under the Code:
(1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax-deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the partial deduction for dividends received by corporations.


                          ADDITIONAL INFORMATION CONCERNING
                    PURCHASE, REDEMPTION, AND PRICING OF SHARES

TRADE DATE PROCEDURES

     PURCHASING. If a purchase order is telephoned to PGIS before 4:00 pm., New York time, the purchase order becomes effective as of 4:00 p.m., New York time. If the purchase order is telephoned to PGIS after 4:00 p.m., New York time, the purchase order becomes effective as of 4:00 p.m., New York time, on the next business day.

     REDEEMING. If a request to sell shares (redemption) is received in proper form prior to the determination of net asset value on any day, the redemption is effective as of 4:00 p.m., New York time. If the request is received after the net asset value is determined, the redemption is effective as of 4:00 p.m., New York time, on the next business day.

     EXCHANGING. Shares of a Fund are exchanged for shares of other Funds at net asset value next determined following receipt of the request in proper form either by mail or telephone.

     REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. Dividends and distributions of each Fund are made on the payment date, the record date, or such other date as the Board may determine. On the "ex-dividend" date, the net asset value per share excludes the dividend (I.E., is reduced by the amount of the dividend).

     SIGNATURES AND SIGNATURE GUARANTEES. The signature on a redemption or exchange request must be exactly as shown on the Application. In the interest of safety, signature guarantees are required for certain transactions. If redemption proceeds are in excess of $50,000 or are to be sent to someone other than the registered shareholder or to other than the registered address or if the transaction is an exchange of shares, a signature guarantee is required. A guarantor must be: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Notary publics are not acceptable guarantors.

     TRANSACTIONS EFFECTED THROUGH CERTAIN AUTHORIZED DEALERS. We have authorized certain brokers ("Authorized Dealers") to accept purchase and redemption orders on our behalf. These Authorized Dealers are authorized to designate other intermediaries to accept purchase and redemption orders on our behalf. PGIS will be deemed to have received a purchase or redemption order placed with certain of these Authorized Dealers or designees when the Authorized Dealer or, if applicable, its authorized designee, accepts the order. If an order is accepted by such a Dealer or authorized designee before 4:00 pm., New York time, the order becomes effective as of 4:00 p.m., New York time. If the order is accepted after 4:00 p.m., New York time, the order becomes effective as of 4:00 p.m., New York time, on the next business day. The order will be priced at the relevant Fund's net asset value per share next computed after the order is accepted by the Authorized Dealer or the Authorized Dealer's designee.

     Orders placed with other Authorized Dealers, however, are not effective until received by PGIS. These Authorized Dealers may require that you place your order no later than a specified time before 4:00 p.m. New York time, so that your order can be transmitted to PGIS by 4:00 p.m. New York Time and receive that day's price.

     You may be charged a fee if you effect transactions in Fund shares through an Authorized Dealer or an Authorized Dealer's designee.

REDUCING YOUR SALES CHARGE -- CLASS A SHARES

     The sales charge you pay on Class A shares is affected by the size of your total investment in the Funds as shown in the fee table in the Prospectus. Under the programs described below, we will combine qualifying purchases and thereby reduce the applicable sales charge. In addition, certain categories of Fund purchases also will be made at net asset value, as described below.

     SINGLE PURCHASER. In determining the front-end sales charge on Class A shares, we will combine the total amount being invested by any "Single Purchaser" in Class A shares of the Funds at any one time. A "Single Purchaser," eligible for a discount based on combining purchases, includes: (1) an individual and his or her spouse and minor children; or (2) a trustee or other fiduciary purchasing for a single fiduciary account or trust estate, including employee benefit plans created under Section 401 of the Internal Revenue Code, as well as related plans of the same employer. When you invest in Class A shares of the Funds for several accounts at the same time, you may combine these investments to reduce the applicable sales charge. You also may combine concurrent purchases of Class A shares of two or more Funds. To qualify for this discount, you must notify PGIS at the time of purchase.

     RIGHT OF ACCUMULATION. You may reduce the sales charge by combining the amount being invested in Class A shares of any Fund with certain previous purchases of Class A shares of any of the Funds by any "Single Purchaser" as described above. However, the cumulative purchase discount does not apply to direct purchases of shares of the Reserve Fund Portfolios. We will take into account your Class A shares in any Fund previously purchased on a combined basis at the current net asset value per share of each appropriate Fund, in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A shares of the Funds that are still held in one of the Funds will be included in the calculation. If you wish to use this right of accumulation, you must notify PGIS at the time your order is placed, and when each subsequent order is placed. When you send your payment to PGIS, you must specify by account number all accounts to be included under "Right of Accumulation".

     LETTER OF INTENT. The Letter of Intent provides an opportunity for you (or any Single Purchaser as described above) to reduce your sales charge on Class A shares by permitting you to aggregate your investments in qualifying accounts to be included over a thirteen-month period. Your initial purchase of Class A shares must be at least 5% of the stated investment goal. When you submit a Letter of Intent to PGIS, each investment made during the thirteen-month period in Class A shares of any Fund will receive the sales charge applicable to the total amount of the investment goal indicated in your Letter of Intent. PGIS will hold in escrow Class A shares equal to the dollar amount of the maximum sales charge applicable to the Fund(s) invested in, until your purchases of Class A shares reach the total stated investment goal. If your purchases do not reach that goal, PGIS will apply the escrowed shares to pay the applicable sales charge. Each payment sent directly to PGIS must indicate that a Letter of Intent is on file along with all account numbers for each Fund or Eligible Fund associated with the Letter of Intent. ("Eligible Funds" are explained at page S-32 below.) The Letter of Intent may apply to purchases made up to 90 days before PGIS receives and accepts it.
To take advantage of this opportunity to reduce your sales charge, you must first complete a Letter of Intent and submit it to PGIS for its approval.

     WAIVER OF INITIAL SALES CHARGE ON CLASS A SHARES. We will not charge the initial sales charge on Class A shares of the Funds to the following categories of transactions:

     (1) shares bought through the reinvestment of your dividends and capital gains distributions;

     (2) purchases by directors, officers, or bonafide employees of the Company, the Manager, the Advisers, the Distributor, the PGIS, and by members of their immediate families;

     (3) purchases by clients of the Manager;

     (4) purchases by registered investment advisers for their counsel accounts;

     (5) purchases by registered representatives and other employees of Authorized Dealers and by members of their immediate families; and

     (6) accounts opened for shareholders by dealers where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Distributor, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Fund and the shareholder paid an initial sales charge.

     To qualify for this waiver, transactions in categories (2) through (5) must also meet the following conditions: (a) the order must originate with the member of the category thus qualified; (b) no sales effort shall be required in connection with such purchase; (c) the purchaser shall satisfactorily establish his or her employment or immediate relationship upon request; and (d) the purchaser shall agree that any such purchase is for investment purposes only and the securities purchased will not be resold except to that Fund.

     In addition, purchases of Class A shares may be made at net asset value by the following "Other Purchasers": (1) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (2) clients of such investment advisers or financial planners who place trades for their own accounts if their accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (3) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." You should be aware that you may be charged a fee if you effect transactions in Fund shares through a broker or agent.

     Class A shares are offered at net asset value in the circumstances described above because of anticipated economies in sales efforts and sales related expenses. We may terminate, or amend the terms of, the offering of Class A shares of the Funds at net asset value at any time. Also see "Exchanges of Shares" at pages S-31 to S-32 below.


ADDITIONAL SHAREHOLDER SERVICES

     AUTOMATIC INVESTMENT PLAN. You may make regular monthly investments through automatic withdrawals from your bank account. Your monthly investment amount must be at least $25 to purchase Class A shares and $100 to purchase Class C shares. Once a plan is established, your bank account will usually be debited by the 5th or 20th day of the month.

     AUTOMATIC REINVESTMENT. We automatically reinvest your dividends and capital gain distributions on Fund shares in additional shares of the same Class of shares of the same Fund, at no sales charge, unless you advise us otherwise in writing. You also may elect to have dividends and/or capital gain distributions paid in cash or reinvested in the Eligible Funds.

     ACCOUNT STATEMENTS. We will send you a statement of all account activity after the end of each calendar quarter. Transactions in your account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements.

     AUTOMATIC WITHDRAWAL PLANS. If your account value is at least $10,000, you may establish an Automatic Withdrawal Plan. We automatically will transfer the proceeds from scheduled redemptions of shares to your pre-designated bank account on either the 15th or the 30th of each month. Payments are in equal dollar amounts and must be at least $25. All dividends and distributions on shares under an Automatic Withdrawal Plan must be reinvested in additional Fund shares.

     You may establish an Insurance Premium Automatic Withdrawal Plan ("IP Withdrawal Plan") to fund the scheduled payment of premiums for certain eligible insurance policies. You must have a minimum account value of $5,000 to establish an IP Withdrawal Plan. The proceeds from your scheduled redemptions to fund the premium payments will be transmitted to your insurance company as instructed on your IP Withdrawal Plan Authorization Form. Your insurance company may establish other conditions affecting your required investment in the Fund. Applicable forms and further information regarding the IP Withdrawal Plan are available from your Authorized Dealer or PGIS.

     Generally, because of the initial sales charge, it may not be advisable for you to purchase additional Class A shares while you are participating in an Automatic Withdrawal Plan. You also should consider that automatic withdrawals from relatively active portfolios entail the risk that the automatic redemptions may occur at a time when net asset value of the portfolio has fluctuated downward.


     AUTOMATIC EXCHANGE PLANS. If your account value is at least $50,000, you may establish an Automatic Exchange Plan. We automatically will exchange shares between the Funds that you designate, including the Eligible Funds, on either the 15th or the 30th of each month. The amounts exchanged must equal at least $100. Each exchange will be for the same dollar amount. All dividends and distributions on shares covered by an Automatic Exchange Plan must be reinvested in additional Fund shares. Exchanges under an Automatic Exchange Plan are subject to the requirements and conditions described in "Exchange of Shares" on pages S-31 to S-32 below. Requests to establish an Automatic Exchange Plan must be submitted in writing.


TELEPHONE EXCHANGES AND REDEMPTIONS

     EXCHANGES. To place a telephone exchange request, call PGIS at 1-800-282-6693. PGIS may record your call. By exchanging shares by telephone, you are acknowledging receipt of a Prospectus of the Fund or Eligible Fund to which the exchange is made and, for full or partial exchanges, the terms of any special account features. Automatic Withdrawal Plans and retirement plan contributions will be transferred to the new account unless PGIS is otherwise instructed. You and your dealer representative of record automatically have telephone exchange privileges unless and until you give PGIS written instructions canceling those privileges. PGIS and the Funds will not be responsible for the authenticity of telephone instructions nor for any loss, damage, cost or expense arising out of any telephone instructions that PGIS reasonably believes to be authentic based on its verification procedures. Such procedures may include requiring certain personal identification information prior to acting on telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If PGIS does not employ reasonable verification procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests.

     REDEMPTIONS. You may redeem shares by telephone. We will mail the proceeds to your registered address or wire them to your predesignated bank account. Our procedures and any limitations are designed to minimize unauthorized exercise of the privilege.


     To redeem shares by telephone, call PGIS at 1-800-282-6693. PGIS may record any call. If all lines are busy, telephone redemptions may not be available and you may need to use the Funds' other redemption procedures instead. Requests received by PGIS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are not available for shares purchased within the prior 15 days, or shares for UMB Bank, N.A.-sponsored retirement plans. You and your dealer representative of record automatically have telephone redemption privileges, unless PGIS receives cancellation instructions from you. If an account has multiple owners, PGIS may rely on the instructions of any one owner. PGIS and the Fund will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions for an account that PGIS reasonably believes to be authentic, based on its procedures for verification.


     For redemptions paid by check, you may redeem up to $25,000 by telephone, once in each 30-day period. The check must be payable to you and any joint shareholder and sent to the address of record for the account. You may not exercise this privilege if the address of record has been changed within 30 days of a telephone redemption request. Shares held in corporate-type retirement plans for which UMB Bank, N.A. serves as trustee may not be redeemed by telephone, telex, fax or telegraph.

EXCHANGES OF SHARES


     EXCHANGE PRIVILEGE. You may exchange shares into other Funds. However, Class A shares of a Fund may be exchanged only for Class A shares of the other Funds or shares of the Reserve Fund Portfolios. Class C shares of a Fund may be exchanged only for Class C shares of the other Funds and shares of the Reserve Fund Portfolios. In the future, the Distributor may make arrangements for exchanges of Class A and Class C Fund shares for shares of other mutual funds. We process exchange redemptions and purchases simultaneously at the share prices next determined after the exchange order is received in proper form, as noted below. You may make an exchange by mail or by telephone. The first five exchanges in each calendar year are free. After that, a $5.00 service fee applies to each exchange; however, PGIS currently is waiving that fee.


     BY MAIL: Proper form for an exchange by mail requires a written request to PGIS properly signed by all registered owners indicating the Fund name, account number, and shares or dollar amount to be transferred into which Fund.


     BY TELEPHONE: If you accepted telephone exchange privileges, you or your dealer representative may telephone your exchange instructions to PGIS. Proper form for an exchange by telephone requires identification by shareholder social security number or other personal identification, the Fund name, account number and shares or dollar amount to be transferred into which Fund. SEE "Telephone Exchanges and Redemptions," on pages S-33 to S-34 above.


     OTHER INFORMATION. No sales charge applies to exchanges, except certain exchanges involving the shares of the Reserve Fund. Exchanges of shares from Reserve Fund Portfolios for Class A shares are subject to applicable sales charges on the Fund being purchased, unless those Reserve Fund Portfolios shares were acquired by an exchange from Class A Fund shares or by reinvestment of dividends or capital gain distributions on such Reserve Fund Portfolio shares.

     The following conditions must be met for all exchanges: (1) shares of the Fund selected for exchange must be available for sale in the shareholder's state of residence; and (2) newly-purchased (by initial or subsequent investment) shares are held in an account for at least 15 days and all other shares at least one day prior to the exchange. In addition to the conditions stated above, shares of Reserve Fund Portfolios purchased without a sales charge may be exchanged for Class A shares of the Funds and Eligible Funds offered with a sales charge upon payment of the sales charge or, if applicable, may be used to purchase Class C shares of the Funds or shares of Eligible Funds subject to a contingent deferred sales charge ("CDSC"); and Class A shares of the Funds acquired by reinvestment of dividends or distributions from any Eligible Fund may be exchanged at net asset value for shares of any Eligible Fund. No CDSC is imposed on exchanges of shares of a Fund subject to a CDSC for Class C shares of another Fund. However, the shares so acquired will continue to be subject to a CDSC on the terms and for the period applicable to the exchanged shares.



     We may modify, suspend or discontinue the exchange privileges at any time, and will do so on 60 days' notice, if such notice is required by regulations adopted under the 1940 Act. The notice period may be shorter if applicable law permits. We reserve the right to reject telephone or written requests submitted in bulk on behalf of 10 or more accounts. Telephone and written exchange requests must be received by PGIS by 4:00 p.m., New York time, on a regular business day to take effect that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above. Only shares available for exchange without restriction will be exchanged.


     Shares to be exchanged are redeemed on the business day PGIS receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the Fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either Fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. In our discretion we may refuse any exchange request that will disadvantage a Fund, such as an exchange that would cause the Fund to sell portfolio securities in such quantities and at such time that would result in significant losses to a Fund.

     EXCHANGES TO ELIGIBLE FUNDS. The Distributor has arranged for shares of the Reserve Fund Portfolios ("Eligible Funds") to be available in exchange for either Class A or Class C shares of the Funds. The Distributor may arrange for other funds to become Eligible Funds. The exchange privilege to the Eligible Funds does not constitute an offering or recommendation of the shares of any Eligible Fund by the Company or the Manager. Each Eligible Fund's administrator may compensate the Distributor for administrative services it performs with respect to that Eligible Fund. The compensation is based on the average daily net asset value of shares of the Eligible Funds acquired through the exchange privilege. PGIS may perform services for the Distributor in connection with exchanges between the Funds and the Eligible Funds.

     The Eligible Funds have different investment objectives and policies. For more information, including any charges and expenses, a prospectus of the Eligible Fund into which the exchange is being made should be read prior to an exchange. Dealers or brokers who process exchange orders on behalf of customers may charge a fee for their services. Those charges may be avoided by making the request directly to the Funds to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

REDEMPTION

     REDEMPTION PAYMENTS. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Company, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all requests for redemption made by such shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Company's Board deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Company does not anticipate making redemptions-in-kind.

     SUSPENSION OF REDEMPTIONS. We may suspend the right to redeem shares or to receive payment with respect to any redemption of shares of the Funds: (i) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or the NYSE is closed, other than customary weekend and holiday closings; (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable; or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

     STANDARD PROCEDURES. To redeem some or all of your shares in a Fund, generally you must send PGIS a signed written request that specifies the account number and either the dollar amount or the number of shares to be redeemed. We may require additional documentation for redemptions by business entities and organizations or by a single purchaser such as a trustee or guardian. Similar procedures apply to exchanges between the Funds and the Eligible Funds. SEE "Telephone Exchanges and Redemptions" on pages S-33 to S-34 above and "Signatures and Signature Guarantees," on page S-30 above.

     WIRE TRANSFERS OF REDEMPTION PROCEEDS. For the protection of shareholders and the Company, you must place wire transfer instructions on file with us prior to executing any request for the wire transfer of redemption proceeds. You may change the bank account previously designated by written request, which must include appropriate signature guarantees, a copy of any applicable corporate resolution, or other relevant documentation.

     CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES. We generally will deduct a contingent deferred sales charge ("CDSC") from your redemption proceeds of Class A shares purchased in amounts aggregating $1 million or more if they are redeemed within 18 months of the end of the calendar month of their purchase. The CDSC will equal 1% of the lesser of the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or distributions) or the original cost of such shares. However, your total CDSC will not exceed the total dealer reallowances paid on your Class A shares that are subject to a CDSC. In calculating the CDSC, we will combine all redemptions of a "Single Purchaser" (as defined in "Reducing Your Sales Charge -- Class A Shares" on pages S-27 to S-29 above). We will not charge a CDSC on Class A shares that you acquired through transactions described in "Waiver of Initial Sales Charge on Class A Shares" on pages S-28 to S-29 above. We also will not charge a CDSC in the case of redemptions of Class A shares made for:
(1) retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Section 401(a) of the Internal Revenue Code, or from IRAs, or other employee benefit plans; (2) returns of excess contributions to such retirement or employee benefit plans; (3) Automatic Withdrawal Plan payments limited to no more than 12% of the original account value annually; and
(4) involuntary redemptions of Class A shares by operation of law or under procedures set forth in the Fund's Articles of Incorporation or as adopted by the Board of Directors.

     Class A shares on which a CDSC was paid at the time of redemption and which are subsequently reinvested under the "Reinvestment Privilege" will be credited with payment of the CDSC on such reinvestment if identified by the shareholder at the time of reinvestment. Additionally, no CDSC is charged on exchanges, pursuant to the Fund's "Exchanges to Eligible Funds," of Class A Fund shares purchased subject to a CDSC, except that if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the CDSC will apply. In determining whether a CDSC is payable, and the amount of any such CDSC, Class A shares not subject to a CDSC are redeemed first, including Class A shares purchased by reinvestment of dividends and distributions, and then other Class A shares are redeemed in the order of purchase.

     CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES. A CDSC of 1% of the offering price (net asset value at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of Class C shares made within one year of the purchase date. We will waive the CDSC on Class C shares in the case of redemptions of Class C shares made for: (1) retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Section 401(a) of the Internal Revenue Code, or from IRAs, or other employee benefit plans; (2) returns of excess contributions to such retirement or employee benefit plans;
(3)

Automatic Withdrawal Plan payments limited to no more than 12% of the original account value annually; and (4) involuntary redemptions of Class C shares by operation of law or under procedures set forth in the Fund's Articles of Incorporation or as adopted by the Board of Directors.

     Class C shares on which CDSC was paid at the time of redemption and which are subsequently reinvested under the "Reinvestment Privilege" will be credited with payment of the CDSC on such reinvestment if identified by the shareholder at the time of reinvestment. Additionally, no CDSC is charged on exchanges, pursuant to the Fund's "Exchanges to Eligible Funds," of Class C Fund shares purchased subject to a CDSC, except that if the shares acquired by exchange are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged Class C shares, the CDSC will apply. In determining whether a CDSC is payable, and the amount of any such CDSC, Class C shares not subject to CDSC are redeemed first, including Class C shares purchased by reinvestment of dividends and distributions, and then other Class C shares are redeemed in the order of purchase.

     REINVESTMENT PRIVILEGE. In addition, you may reinvest, in a Fund from which you redeemed, the proceeds of a full or partial redemption of your Class A Fund shares without payment of a sales charge upon such reinvestment in Class A shares where (1) the reinvestment is effected within 60 days of the prior redemption, (2) the amount reinvested does not exceed your redemption proceeds,
(3) such reinvestment privilege has not been previously utilized by you in the current calendar year and (4) you notify the Transfer Agent for the applicable Fund that you are entitled to reinvest your redemption proceeds in the particular Fund at that Fund's net asset value per share next determined after receipt of such request. If you qualify for a no sales charge purchase, please contact PGIS for details and appropriate forms.

RETIREMENT PLANS

     Fund shares are available in connection with tax benefitted retirement plans established under Sections 401(a) and 403(b) of the Internal Revenue Code ("Code"), IRAs and SEP-IRAs under Section 408 of the Code, and corporate sponsored profit-sharing plans. Various initial, annual maintenance and participant fees may apply to these retirement plans. Applicable forms and information regarding plan administration, all fees, and other plan provisions are available from your Authorized Dealer or PGIS.


                               PORTFOLIO TRANSACTIONS

     The Company has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities. In placing orders, the Manager, Advisers and Co-Manager are subject to the Company's policy to seek the best available price and most favorable execution taking into account such factors as price (including the applicable commission or dealer spread), size, type, and difficulty of the transaction, and the firm's general execution and operating facilities. The Company has authorized the Manager, Advisers and Co-Manager to pay higher commissions in recognition of brokerage services which, in an Adviser's opinion, are necessary to achieve best execution, provided the Manager, Adviser or Co-Manager believes this to be in the best interest of the Fund. The Manager, Advisers and Co-Manager may also rank broker-dealers based on the value of their research services and include such ranking as a selection factor.

     The Manager, each Adviser and the Co-Manager, subject to seeking best price and execution, is authorized to cause a Fund to pay broker-dealers that furnish brokerage and research services (as defined by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) a higher commission than that charged by another broker-dealer that does not furnish such brokerage and research services. The Manager, each Adviser and the Co-Manager must regard such higher commissions as reasonable in relation to the brokerage and research services provided, viewed in terms of the Manager's, each Adviser's or the Co-Manager's responsibilities to the Funds or other accounts, if any, as to which it exercises investment discretion.

     The Advisers' and the Co-Manager's other accounts may have investment objectives and programs that are similar to those of the Funds they advise. Accordingly, occasions may arise when an Adviser or Co-Manager engages in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of the Fund it advises and other accounts. On those occasions, the Advisers and Co-Manager will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Board of Directors. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

     The Distributor, a registered broker-dealer, may act as broker for the Company, in conformity with the securities laws and rules thereunder. The Distributor is a fully owned subsidiary of the Manager. In order for the Distributor to effect any portfolio transactions for the Company on an exchange or board of trade, the commissions received by it must be reasonable and fair compared to the commissions paid to other brokers in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Company's Board of Directors has approved procedures for evaluating the reasonableness of commissions paid to the Distributor and periodically reviews these procedures. The Distributor will not act as principal in effecting any portfolio transactions for the Company.

For the prior three fiscal years, the total brokerage commissions paid by each Fund were as follows:


--------------------------------------------------------------------------------
Year      Government          Income and
          Securities Fund     Equity Fund     Balanced Fund     Small Cap Fund
--------------------------------------------------------------------------------
1996      $7,572              $757            $5,093            $81,150
--------------------------------------------------------------------------------
1997      $7,076              $2,157          $8,126            $68,467
--------------------------------------------------------------------------------
1998      $5,656              $1,629          $13,207           $88,021
--------------------------------------------------------------------------------



Of these amounts, no amounts were paid to brokers that provided research and brokerage services. No brokerage commissions were paid by the Growth Fund in any of these years, because it had not commenced operations.


     For the prior three fiscal years, the total brokerage commissions paid by each Fund to the Distributor were as follows:


--------------------------------------------------------------------------------
Year      Government          Income and
          Securities Fund     Equity Fund     Balanced Fund     Small Cap Fund
--------------------------------------------------------------------------------
1996      $0                  $0              $584              $55,227
--------------------------------------------------------------------------------
1997      $0                  $314            $0                $43,400
--------------------------------------------------------------------------------
1998      $0                  $126            $937              $60,252
--------------------------------------------------------------------------------



     Of these amounts, no amounts were paid to brokers that provided research and brokerage services. For the fiscal year ending December 31, 1998, brokerage commissions paid to the Distributor constituted 7.73% of all brokerage commissions paid by the Income and Equity Fund, 7.09% of all brokerage commissions paid by the Balanced Fund, and 68.45% of all brokerage commissions paid by the Small Cap Fund. For the fiscal year ended December 31, 1998, the dollar value of commissionable portfolio transactions effected through the Distributor constituted 46.61% of all such transactions effected by the Income and Equity Fund, 3.88% of all such transactions effected by the Balanced Fund, and 72.66% of all such transactions effected by the Small Cap Fund. The percentage of the Income and Equity Fund's total brokerage commissions paid to Distributor in 1998 was much lower than the relative dollar volume of the Fund's commissionable transactions effected by the Distributor, primarily because the commission charged by the Distributor on certain transactions was low in comparison to the dollar amount of those transactions.


                             VALUATION OF FUND SHARES

     Class A Fund shares are sold at their offering price, which is the net asset value per share plus the applicable front-end sales charge. As described elsewhere in this SAI, however, certain purchases of Class A shares are made at net asset value. The public offering price of Class C shares is the next determined net asset value per share.


     The net asset value of per share of each Fund is usually calculated as of the close of regular trading on the NYSE, currently 4:00 pm., New York time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption or no purchase order was received. The NYSE is open Monday through Friday except on the following national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The assets of the Fund are valued as follows:

     COMMON STOCKS, PREFERRED STOCKS, AND CONVERTIBLE PREFERRED STOCKS of domestic issuers listed on national securities exchanges and certain OTC issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities.


     SHORT-TERM DEBT INSTRUMENTS WITH A REMAINING MATURITY OF 60 DAYS OR LESS are valued on an amortized cost basis. When a security is valued at amortized cost, it is valued at its cost when purchased and thereafter by assuming a constant amortization to maturity of any discount or premium.

     SHORT-TERM DEBT INSTRUMENTS WITH A REMAINING MATURITY OF MORE THAN 60 DAYS, BONDS, CONVERTIBLE BONDS, AND OTHER DEBT SECURITIES are generally valued at prices obtained from a bond pricing service. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Manager deems it appropriate to do so, the mean of the bid and asked prices for OTC securities or the last available sale price for exchange traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used.

     FOREIGN SECURITIES primarily traded on foreign securities exchanges are generally valued at the preceding closing value of such security on the exchange where they are primarily traded. A foreign security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Directors or its delegates. If no closing price is available, then such security is valued first by using the mean between the last current bid and asked prices or, second, by using the last available closing price. All foreign securities traded in the OTC securities market are valued at the last sales quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such foreign OTC securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believes accurately reflects fair value.

     OPTIONS are valued at the last sale price on the market where any such option is principally traded, or, if no sale occurs on the applicable exchange on a given day, the option will be valued at the average of the quoted bid and asked prices as of the close of the applicable exchange.

     OTHER SECURITIES AND ASSETS for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued at fair value in good faith by the Company's Board of Directors using its best judgment.


                          PERFORMANCE INFORMATION

     From time to time a Fund may publish its average annual total return in its advertising, marketing material and communications to shareholders. A Fund's average annual total return, which is the rate of growth of a Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified, is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value; (2) all recurring fees are included for applicable periods; and (3) the maximum current sales load, if any, is deducted from the initial investment.


     Comparative performance information also may be used from time to time in advertising or marketing a Fund's shares. A Fund's total return may be compared to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return on Fund shares may be compared to data prepared by Lipper Analytical Services, Inc. and/or Money, Forbes, Business Week and Fortune magazines, newspapers or other investment performance services. In addition, a Fund's total return may be compared to an index such as the S&P 500. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated. For these purposes, the performance of a Fund, as well as the performance of other mutual funds or indices, does not reflect sales charges, the inclusion of which would reduce performance.


     Shown below are calculations of the Funds' average annual total return calculated as of December 31, 1998. This information is calculated as described above, in accordance with applicable

SEC requirements. Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's average annual total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

                      STANDARDIZED AVERAGE ANNUAL TOTAL RETURN



--------------------------------------------------------------------------------
Fund                       1-Year          5-Years            Since inception
--------------------------------------------------------------------------------
Government Securities        12.25%         8.13%              6.86%
--------------------------------------------------------------------------------
Income and Equity             6.79%         6.27%              5.41%
--------------------------------------------------------------------------------
Balanced                      1.53%         7.57%              6.35%
--------------------------------------------------------------------------------
Growth                      NA              NA                 NA
--------------------------------------------------------------------------------
Small Cap                   -21.46%         6.37%              9.83%
--------------------------------------------------------------------------------






                                INDEPENDENT AUDITORS

     Ernst & Young LLP, whose address is 725 South Figueroa Street, Suite 200, Los Angeles, California 90099, has been selected as the independent auditors for the Company. Their selection was approved by the Manager, as sole shareholder of the Company and by the Company's Board of Directors.

                                FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended December 31, 1998 are included in each Fund's Annual Report, which are, except for pages 1 through 2 thereof, incorporated herein by reference and accompany this Statement of Additional Information. Financial statements for the Growth Fund are not provided, because it had not commenced operations.

     The financial highlights for the period February 8, 1993 (commencement of operations) through December 31, 1993 and for the fiscal years ended December 31, 1994, 1995, 1996, 1997, and 1998 that are included in the Prospectus and the financial statements for the fiscal year ended December 31, 1998, that are incorporated by reference into this Statement of Additional Information have been audited by Ernst & Young LLP, whose report thereon appears elsewhere herein, have been included herein in reliance upon the report of such firm of accountants, given upon their authority as experts in accounting and auditing.


                              SPECIMEN PRICE MAKE UP SHEET

The following table illustrates how we calculate the offering price of each Fund, based on the Funds' assets and total shares outstanding as of December 31, 1998. The Growth Fund is not included, because it had not sold any shares as of December 31, 1998



---------------------------------------------------------------------------------------------------------------------------
                                   CLASS A SHARES
---------------------------------------------------------------------------------------------------------------------------
                                   VALUE OF
                                   REGISTRANT'S
                                   PORTFOLIO             NUMBER OF        NET ASSET        MAXIMUM
                                   SECURITIES AND        OUTSTANDING      VALUE PER        INITIAL SALES   TOTAL OFFERING
FUND                               OTHER ASSETS          SHARES           SHARE            CHARGE          PRICE PER SHARE
---------------------------------------------------------------------------------------------------------------------------
Government                         $5,456,251            515,194          $10.59           $.53            $11.12
Securities Fund
---------------------------------------------------------------------------------------------------------------------------
Income and Equity                  $2,646,044            246,282          $10.74           $.54            $11.28
Fund
---------------------------------------------------------------------------------------------------------------------------
Balanced Fund                      $6,419,364            506,045          $12.69           $.77            $13.46
---------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                     $9,330,324            655,549          $14.23           $.87            $15.10
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                   CLASS C SHARES
---------------------------------------------------------------------------------------------------------------------------
                                   VALUE OF REGISTRANT'S
                                   PORTFOLIO SECURITIES AND              NUMBER OF                  TOTAL OFFERING PRICE
                                   OTHER ASSETS                          OUTSTANDING SHARES         PER SHARE
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Government Securities Fund             $794,724                                75,655                     $10.50
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Income and Equity Fund                 $701,890                                66,115                     $10.62
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Balanced Fund                          $378,476                                30,010                     $12.61
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Small Cap Fund                         $239,225                                16,798                     $14.24
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                                       APPENDIX

                        DESCRIPTION OF CORPORATE BOND RATINGS

     The ratings of certain debt instruments in which the Funds may invest are described below.

MOODY'S INVESTORS SERVICE, INC. - BOND RATINGS

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered to be medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements, and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


STANDARD & POOR'S CORPORATION - BOND RATINGS

     AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A--Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.